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                       ASSET SALE AND PURCHASE AGREEMENT
-------------------------------------------------------------------------------

This ASSET SALE AND PURCHASE AGREEMENT, ("Agreement") is made and entered into on October 6, 2000, by and between Finmek Holdings N.V., a Belgian corporation with registered offices in Belgium at 1831 Machelen, Vuurberg 80, Airport Business Center ("Finmek"), and its following affiliates, Genicom S.A., a French corporation with registered offices in France at 91601 Savigny Sur Orge, ZAC des Gatines, 17 avenue du Garigliano, Genicom SPA, an Italian corporation with registered offices in Italy at Milan, Via Puccini 1 and Genicom Ltd, a United Kingdom corporation with registered offices in the United Kingdom at Farnborough, Hampshire GU14 ONR, Armstrong Mall, Southwood (each of Genicom S.A., Genicom SPA and Genicom Ltd. hereinafter collectively referred to as "Sellers" and individually as "Seller"), on the one side, and Vertex Support and Maintenance ("VSM"), a division of Vertex Interactives Inc, a New Jersey corporation with registered offices at Clifton, New Jersey 07014-0991, 23 Carol Street, P.O. Box 996 ("Vertex") and SIS S.r.l., an Italian corporation with registered offices in Italy at 20063 Cernusco Sul Naviglio, Via Ungaretti (hereinafter referred to as "Buyer"), on the other side. Each of Finmek, Sellers, Vertex and Buyer may hereinafter be referred to as a "Party" or, collectively, as "Parties".

Whereas Sellers operate a business engaged in the development, distribution, support and maintenance of printers and related options, consumables, spares and products,

Whereas Sellers desire to sell, transfer and assign to Buyer, and Buyer desires to purchase and acquire from Sellers the Purchased Assets (as hereinafter defined); and,

Whereas, Sellers wish to assign to Buyer, and Buyer is willing to assume, the Assumed Liabilities (as hereinafter defined),

Whereas this Agreement sets forth the terms and conditions upon which Sellers sell to Buyer and Buyer purchases from Sellers the Purchased Assets and upon which Sellers assign to Buyer and Buyer assumes the Assumed Liabilities,

Now therefore, in consideration of the mutual agreements contained herein, and intending to be legally bound hereby, the Parties hereto agree as follows:

                                   ARTICLE 1
                          SALE AND PURCHASE OF ASSETS

1.1. Sale and Purchase of Assets: On the terms and subject to the conditions hereof, Finmek shall cause Sellers to sell, transfer and assign to Buyer, and VSM shall cause Buyer to purchase and acquire, all of Sellers' right, title and interest in the assets of Sellers described in point 1.2., (collectively the "Purchased Assets").

1.2. Purchased Assets: The Purchased Assets represent the service and maintenance business of Genicom S.A., Genicom SPA and Genicom Ltd. ("Genicom Service Business"). The Genicom Service Business relates to the support and maintenance of printers and related options, consumables, spares and products that are developed or distributed by Sellers, a list of which existing at the signature date of this Agreement (the "Signature Date") is attached hereto as exhibit 1 (the "Products").







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      Genicom Service Business includes (i) the Genicom Legal Warranty services,
      (ii) the Service in Box Services,(iii) the Repair Workshop, (iv) the Spare Parts Handling and (v) the Time and Materials Calls and, (vi) the commercial activities related to the promotion of the

      Genicom Service Business, as those terms are defined in the service agreement to be entered into among inter alia Finmek Holdings NV and VSM (the "Service Agreement").

      The Purchased Assets include only the following:

      - the Equipment as detailed in exhibit 1 of each Implementation Agreement,

      - the Expensed Assets being the laptop computers, software, printers, mobile phones, pagers, calculators and documents used by the employees of Sellers whose employment agreement is transferred to Buyer and detailed in exhibit 2 of each Implementation Agreement,

      - the Inventory as detailed in exhibit 3 of each Implementation Agreement,

      - the Contracts being all claims, rights and benefits of Sellers arising after the Effective Date and detailed in exhibit 4 of each Implementation Agreement,

      - the Work in Progress being all works in progress related to the "time and materials" activities or to the repair activities not invoiced to the clients at the Effective Date,

      - the Books and Records related to the Genicom Service Business,

      - the know-how and goodwill relating to the Genicom Service Business.

1.3 Excluded Assets: The Purchased Assets shall in no event include any assets that are not expressly listed as Purchased Assets and, for the avoidance of doubt, will not include the following:

      - the development and distribution businesses of Sellers,

      - the accounts receivables related to the Contracts unpaid as of the Effective Date

      - right, title or interest in or to (i) the intellectual property rights contained in the Products, (ii) the trademarks, copyrights, patents or trade secrets of Sellers or (iii) the name Genicom,

      - cash or cash equivalent,

      - contracts of insurance,

      - real properties,

      - Sellers corporate seal, minute books, charter documents, corporate stock records books and such other books and records.

1.4. Assignment of contracts: Nothing in this Agreement will constitute an assignment or require an assignment of any Contract to be assigned that is not capable of being assigned without the consent, approval or waiver of a third person or entity ("Non assignable Contracts"). Sellers will not be obligated to assign to Buyer any of its rights and obligations in and to any of the Non assignable Contracts without having obtained all necessary consents, approvals and waivers necessary for such assignment. Sellers will however use its best efforts to obtain all such consents, approvals and waivers. Sellers shall notify the sale of the Genicom Service Business to any client, supplier or third party which entered into Contracts. Buyer will cooperate with Sellers in these efforts. None of Buyer or Sellers will be required to incur any liability or to pay any consideration in connection with the Non assignable Contracts; provided, however, that if Sellers are unable to assign a Non assignable Contract, upon the request of Buyer, Sellers shall perform all of the obligations under the Contract and Buyer shall be entitled to receive all payments made under such Contract less the expenses incurred by Sellers in the performance thereof.

                                   ARTICLE II
                                 PURCHASE PRICE

2.1. Purchase Price: In consideration of the conveyance to Buyer of the Purchased Assets, VSM shall cause Buyer to deliver to Sellers the Purchase Price of 2,500,000 USD and to assume the Assumed Liabilities as described in point 2.4.


2.2.  Allocation: The Purchase Price will be allocated as follows:

      (i) 500,000 USD will be paid to Genicom S.A., Genicom SPA and Genicom Ltd. into an escrow as provided in point 2.3. and

      (ii) the following amounts will be paid to the Genicom S.A., Genicom SPA and Genicom Ltd. on the Effective Date relating to such Seller:

            320,000 USD to Genicom S.A.
            560,000 USD to Genicom SPA.
            1,120,000 USD to Genicom Ltd.

2.3. Escrow Agreement: The portion of the Purchase Price to be paid into an escrow will be carried out through a transfer of 32,384 Vertex shares having a value equal to 500,000 USD on the Effective Date, as per its listing on the NASDAQ National Market System (the reference value shall be the value on the close of the NASDAQ National Market System on the last U.S. business day before Signature Date). Said Vertex shares will be transferred to Finmek on behalf of Genicom SA, Genicom SPA and Genicom Ltd. and will be kept into escrow in execution of the escrow agreement attached hereto as exhibit 2 by an escrow agent mutually appointed by both Parties. Vertex shall at the end of every month after the Signature Date ensure that the amount of shares deposited in the escrow account will have a value of 500,000 USD as per its listing on the NASDAQ National Market System. VSM shall be entitled to adjust the amount of shares put in escrow to the extent necessary to comply with such requirement (also by causing the Escrow Agent to release part of the shares held in escrow) and Finmek shall at any time during the term of the Escrow Agreement be entitled to require proof of compliance. VSM will also be authorized to replace at any time the Vertex Shares put in escrow by a cash deposit of 500,000 USD. Should VSM or Buyer make a claim pursuant to article 7 hereof, and such claim is not settled or decided by the competent authority before September 1, 2001, then the Escrow Agent shall be entitled to retain the shares held in escrow or the cash deposit, as the case may be, and VSM shall be entitled to withhold the payment of 500,000 USD in cash until the above-mentioned claim is finally settled or decided. Subject to the preceding sentence, on September 1, 2001, if Vertex Shares are in escrow, VSM shall pay 500,000 USD in cash to the respective bank accounts of Genicom SA, Genicom SPA and Genicom Ltd. proportionally to the 2,000,000 USD allocation made in article 2.2. After such payment has been received by each of these Sellers, the escrow agreement shall terminate and the shares returned to VSM. If, alternatively, it is a cash deposit of 500,000 USD that is put in escrow, such deposit will be transferred by the Escrow Agent to the respective bank accounts of Genicom SA, Genicom SPA and Genicom Ltd. proportionally to the 2,000,000 USD allocation made in article 2.2 and the escrow agreement shall terminate.

2.4. Assumed Liabilities. At the Effective Date, Buyer will assume and thereafter pay, perform, or otherwise discharge, as and when the same shall become due and payable and hold Sellers harmless from any and all liabilities and obligations of Sellers relating to the

      Purchased Assets which were incurred in the ordinary course of the business. For the avoidance of doubt, Assumed Liabilities include among others all obligations due pursuant to the Contracts (even if payment under such Contracts has already been made to Sellers), all liabilities and obligations arising from product warranty claims in respect of Products sold prior to the Effective Date and all liabilities and obligations arising from employment agreements that are transferred to Buyer.

2.5. Excluded Liabilities. Buyer will not assume any liabilities with respect to (i) violations by Sellers of any law, (ii) breaches of the Agreement which occurred prior to the Effective Date, (iii) matters which do not relate directly to the Purchased Assets, (iv) matters which are the subject of pending or threatened litigation at the Effective Date and (v) all liabilities for federal, state and local taxes incurred by Seller prior to the Effective Date. Sellers will however duly inform Buyer about the existence of any of these liabilities.


                                  ARTICLE III
              REPRESENTATIONS AND WARRANTIES OF FINMEK AND SELLERS

      Finmek and Sellers represent and warrant to Vertex and Buyer as of the date hereof and as of the Effective Date the following:

3.1. Organization; Qualification. Each of Finmek and the Sellers is a corporation duly organized, validly existing and in good standing under its applicable laws and has corporate power and authority to own its assets and carry on its business as it is presently being conducted. Finmek and Sellers are duly qualified and in good standing to do business in each jurisdiction in which their business makes such qualification.

3.2. Authority Relative to this Agreement. Finmek and Sellers have corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Finmek and Sellers of this Agreement and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by their respective Board of Directors, and no other corporate proceedings on the part of Finmek or Sellers are necessary with respect thereto. This Agreement has been duly executed and delivered by Finmek and Sellers and this Agreement, when executed and delivered to VSM and Buyer, will constitute valid and binding obligations of Finmek and Sellers.

3.3. No Violation. The execution and delivery by Finmek and Sellers of this Agreement does not, and the consummation of the transactions contemplated hereby and thereby, will not (i) violate or result in a breach of any provision of the certificate of incorporation or bylaws, (ii) result in a default, or give rise to any right of termination, modification or acceleration, or the imposition of an encumbrance on any of the Purchased Assets, under the terms or provisions of any agreement or other instrument or obligation to which Finmek or Sellers are a party or by which Finmek or Sellers may be bound, or (iii) violate any law or regulation, or any judgment, order or decree of any court, governmental body, commission, agency or arbitrator applicable to Finmek or Sellers.

3.4. Consents and Approvals. There is no requirement applicable to Finmek or Sellers to make any filing with, or to obtain any consent or approval from any person, as a condition to the consummation of the transactions contemplated by this Agreement, except as specified in exhibit 3.

3.5. Sufficiency of Purchased Assets. The Purchased Assets include all of the assets of Sellers used by Sellers in the conduct of the Genicom Service Business as it is presently being conducted.

3.6.  Encumbrances. All Purchased Assets are free and clear of all encumbrances.

3.7. Absence of undisclosed liabilities. Sellers declare that since June 30, 2000 they have not incurred any liabilities or obligations which are not reflected in the Sellers' financial statements and which have or can be expected to have a material adverse effect on Purchased Assets.

3.8. Litigation. There is no action, suit or proceeding to which any of the Sellers is a party (either as a plaintiff or as a defendant) pending or threatened (by means of formal notice, letter or information) before any court or governmental agency, authority, body or arbitrator which has or can be expected to have a material adverse effect on the Purchased Assets. Neither the Sellers nor any officer, director or employee of the Sellers has been permanently or temporarily enjoined by any order, judgement or decree of any court or governmental agency, authority or body from engaging in or continuing any conduct or practice in connection with the Purchased Assets. There are no orders, judgements or decrees of any court, tribunal or authority in existence on the date hereof enjoining or requiring the Sellers to take any action of any kind with respect to the Purchased Assets.

3.9. No brokers. The Seller have not incurred any liability for any brokerage, finder's or similar fees or commissions in connection with the transactions contemplated hereby.

3.10. Insurance. The Sellers and their premises are and have been fully covered against damage, injury, third party loss and any other risks and liabilities normally covered by insurance. All such insurance policies are in full force and effect and are not void or voidable and will be maintained at least until the Effective Date. There are no claims with respect to the Purchased Assets outstanding under any insurance policy.

3.11. Contracts and Commitments. The Sellers represent and warrant that, with reference to the Purchased Assets, they are not a party to any oral or written and unperformed: (i) employment contract (including contracts with independent contractors or consultants) or (ii) contract with any labour union or other organisation representing its managers or employees.

3.12. Compliance with law. Each of the Sellers has carried on its business in accordance with applicable laws and regulations, particularly those relating to company law, accountancy, tax, social security, employment law, competition law, price and payment control, products and services, environment, health and safety which would have a material adverse affect on the Purchased Assets.

3.13. Absence of certain changes or events. Since June 30, 2000, the Sellers have not (i) entered into any transaction which is not in the usual and ordinary course of business, (ii) made, or committed to make, any changes in the compensation payable to any officer, director, employee or agent of the Sellers, or any bonus payment or similar arrangements made to or with any of such officer, director, employee or agent, except for those ordinarily scheduled in such period, (iii) received notice of any litigation, warranty claim or products liability claims, or (iv) made, or committed to make, nor undertaken any obligation, present or future, to or in respect of its previous or current company officers, employees or independent contractors relating to their conditions of employment, termination of services, retirement, sickness, death, disability or insurance.

3.14 Disclosure. The information concerning the Sellers set forth in this Agreement, the Enclosures attached hereto and any documents, statement or certificate, furnished or to be furnished to the Buyer pursuant hereto, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements and fact contained herein or therein, in light of the circumstances in which they are made, not false and misleading.


                                   ARTICLE IV
               REPRESENTATIONS AND WARRANTIES OF VERTEX AND BUYER

      VSM and Buyer represent and warrant to Finmek and Sellers as of the date hereof and as of the Effective Date the following:

4.1. Organization; Qualification. Each of VSM and Buyer is a corporation duly organized, validly existing and in good standing under its applicable law.

4.2. Authority Relative to this Agreement. Each of VSM and Buyer has corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery by VSM and Buyer of this Agreement and the consummation by each of them of the transactions contemplated hereby and thereby, have been duly authorized by their respective Board of Directors, and no other corporate proceedings on the part of VSM or Buyer are necessary with respect thereto. This Agreement has been duly executed and delivered by VSM and Buyer, and this Agreement, when executed and delivered to Finmek and Sellers, will constitute, valid and binding obligations of VSM and Buyer.

4.3. No Violation. The execution and delivery by VSM and Buyer of this Agreement does not, and the consummation of the transactions contemplated hereby and thereby will not, (i) violate or result in a breach of any provision of the certificate of incorporation or bylaws of VSM or Buyer,
      (ii) result in a default, or give rise to any right of termination, modification or acceleration under the terms, conditions or provisions of any agreement or other instrument or obligation to which VSM or Buyer are a party or by which VSM or Buyer may be bound, or (iii) violate any law or regulation, or judgment, order or decree of any court, governmental body, commission, agency or arbitrator applicable to VSM or Buyer.

4.4 Consents and Approvals. There is no requirement applicable to VSM or Buyer to make any filing with, or to obtain any consent or approval of any person as a condition to the consummation of the transactions contemplated by this Agreement, except as specified in exhibit 3.


                                   ARTICLE V
                             ADDITIONAL AGREEMENTS

5.1. Conditions Precedent to the Agreement and obligations of Parties. The entering into force of this Agreement (with respect to Finmek and VSM, the "Effective Date") is subject to the occurrence of all following events (i) the finalization of the three individual Implementation Agreements and related attachments pursuant to which the Genicom Service Business of Genicom SA, Genicom SPA and Genicom Ltd. will be transfered to the Buyer, a draft of which is attached hereto for reference as exhibit 4, (ii) the execution of these three Implementation Agreements;
      (iii) the execution of the Service Agreement in the form attached hereto as exhibit 5, and (iv) the execution of the Escrow Agreement, a draft of which is attached hereto for reference as exhibit 2.

5.2. Effective Date. The Effective Date of this Agreement with respect to each of Genicom SA, Genicom SPA and Genicom Ltd. will be specified in the Implementation Agreement applicable to each such Seller.

5.3. Expenses. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the Party incurring such costs and expenses. All costs related to the execution of the Escrow Agreement as specified in point 2.3., will be supported by each Party up to 50%.

5.4. Public Announcements. To the extent compatible with the fact that VSM is a listed company subject to specific regulations concerning the information to be granted to its shareholders, the Parties will consult with each other before issuing any press releases or making any public statements with respect to this Agreement.

5.5. Non Competition. For a period of two years running from the Effective Date, Sellers undertake not to directly or indirectly compete with the Genicom Services Business

5.6. Books and Records. Sellers shall give the employees and accountants of Buyer, at Buyer's reasonable request, reasonable access during normal business hours and with reasonable notice to the books, reports and records (including financial information) relating to the Genicom Service Business before the Effective Date.


                                   ARTICLE VI
                         EMPLOYEES AND EMPLOYEE MATTERS

6.1. Transferred Employees. A list of all of the employees of Sellers who are employed in the Genicom Service Business as of the most recent date for which such information is available is attached as exhibit 5 of each implementation Agreement (the "Employees"). As of the Effective Date, all Employees will be transferred on Buyer's payroll and will fully and only be considered as Buyer's Employees. Sellers and Buyer will collaborate in order to assure a strict compliance of all applicable rules for such transfer such as the information and/or approval of the Employees and their representatives.

6.2. Liabilities. As of the Effective Date, Buyer will assume any and all liabilities for the execution of any obligations with respect to the Employees and will hold Sellers harmless for all possible claims or requests made by Employees that are inherent to the period following the Effective Date. Among other things, Sellers will have no liability for the payment of salaries, bonuses, social contributions, indemnities, allowances, accruals, vacation pay or Italian TFR relating to the employment of the Employees after the Effective Date. Conversely, Sellers shall retain exclusive liability for any and all claims relating to the employment matters that are inherent to the period before the Effective Date. Sellers' provisions for vacation pay, Italian TFR and any similar accrual will not be transferred to Buyer and any claims relating thereto (even if relating to periods prior to the Effective Date) shall be the responsibility of Buyer.

                                   ARTICLE VII
                                 INDEMNIFICATION


7.1. Indemnification by Finmek and Sellers. Subject to the limitations contained in this Article, Finmek and Sellers will indemnify and hold VSM and Buyer harmless from any damage, loss, liability or expense arising out of:
      (i) a breach of any representation or warranty made by Finmek or Sellers in this Agreement;
      (ii) a breach of any agreement of Finmek or Sellers contained in this Agreement; or
      (iii) any liability or obligation of Sellers not assumed by Buyer.

7.2. Third Party Claims. The obligation of Finmek and Sellers to indemnify Buyer under the provisions of this Article with respect to claims resulting from the assertion of liability by those not parties to this Agreement shall be subject to the following terms and conditions:
      (i) VSM and Buyer shall give prompt written notice to Finmek and Sellers of any assertion of liability by a third party which might give rise to a claim for indemnification, which notice shall state the nature and basis of the assertion and the amount thereof, to the extent known;
      (ii) If any action, suit or proceeding (a "Legal Action") is brought against VSM or Buyer with respect to which Finmek or Sellers may have an obligation to indemnify VSM or Buyer, the Legal Action shall be defended by Finmek and Sellers at their own expenses.
      (iii) In any Legal Action initiated by a third party and defended by Finmek and Sellers (a) VSM and Buyer shall have the right to be represented by advisory counsel and accountants, at their own expense, (b) Finmek and Sellers shall keep VSM and Buyer fully informed as to the status of such Legal Action at all stages thereof, whether or not VSM and Buyer are represented by its own counsel, (c) the Parties shall render to each other such assistance as may be reasonably required in order to ensure the proper and adequate defense of the Legal Action.
      (iv) In any Legal Action initiated by a third party and defended by Finmek and Sellers, Finmek and Sellers shall not make settlement of any claim without the written consent of VSM or Buyer, which consent shall not be unreasonably withheld.

7.3   Limitations on Indemnification.
      (i) Notwithstanding the foregoing provisions of this Article, Finmek and Sellers shall not be liable to VSM and Buyer under this Article in excess of $300,000 unless and until the aggregate amount of its liabilities exceeds $10,000 per year.
      (ii) All damages to which VSM and Buyer may be entitled pursuant to the provisions of this Article shall be net of any insurance coverage with respect thereto.

7.4. Survival; Investigation. The obligations of Finmek and Sellers contained in this Article shall not terminate until the second anniversary of the entering into force of the Agreement at which time they shall lapse.


                                  ARTICLE VIII
                               GENERAL PROVISIONS

8.1. Notices. All amendments to this Agreement, notices and other communications given hereunder shall be in writing. Notices shall be effective when sent to the parties at the addresses or numbers listed below, as follows: (i) on the business day delivered (or the next business day following delivery if not delivered on a business day) if sent by a local or long distance courier, prepaid telegram, telefax or other facsimile means, or (ii) three days after mailing if mailed by registered or certified mail, postage prepaid and return receipt requested.

      If to Finmek or Sellers to:            If to VSM or Buyer to:

      Finmek Holdings N.V.                   VSM Vertex Support and Maintenance
      Airport Business Center, Vuurberg 80   23 Carol Street, PO Box 996
      1831 Machelen, Belgium                 Clifton, New Jersey 07014-0996
      Attention: Andre Naccache              Attention: Hugo Biermann
      Telefax No.:+32 2 720 58 11            Telefax No.:+1 973 472 0814


      with a copy to:                        with a copy to:


      McGuire Woods                          Haarmann, Hemmelrath & Partners
      Avenue Louise 250 bte 64               Corso Venezia 16
      1050 Brussels, Belgium                 20121 Milano, Italy
      Attention: Xavier Van der Mersch       Attention: Barnaba Ricci
      Telefax No.:+32 2 629 42 22            Telefax No.: +39 02 77 194 133


      Any Party may change the address or number to which notices are to be delivered to him, her or it by giving the other Party named above notice of the change in the manner set forth above.

8.2. Arbitration. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be finally settled by arbitration in accordance with the rules of arbitration of the London Chamber of International Arbitration, by one or more arbitrators appointed in accordance with the said Rules. The place of arbitration shall be London. The language to be used in the arbitral proceedings shall be English.

8.3. Governing Law. This Agreement shall be governed in all respects by the laws of Italy without regard to its choice of law rules.

8.4. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of the Agreement.

8.5. Counterparts. This Agreement may be executed in eight or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.6. Severability. Should any provision of this Agreement be or become invalid or nonenforceable in whole or in part, then the validity of the remaining provisions of this Agreement shall not be affected thereby. The Parties undertake to substitute for any such invalid or nonenforceable provision, a provision which corresponds to the spirit and purpose of such invalid, or nonenforceable provision as far as permitted under the applicable law and with a view to the economic purpose of this Agreement.

8.7. Miscellaneous. This Agreement (i) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof; (ii) is not intended to and shall not confer upon any person, other than the Parties hereto, any rights or remedies; and (iii) shall not be assigned by operation of law or otherwise.




      IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be executed and their corporate seals to be hereto affixed and attested by their duly authorized officers.


      Hugo H. Biermann                       Andre Naccache
      ------------------------------         -----------------------------
      By: VSM Interactives Inc.              By Finmek Holding NV
      Name Printed: Hugo H. Biermann         Name Printed: Andre Naccache
      Title: Joint Chairman and Joint CEO    Title: Managing Director


      S. Guidocci                            Andre Naccache
      ------------------------------         -----------------------------
      By: SIS Srl                            By: Genicom S.A.
      Name Printed: S. Guidocci              Name Printed: Andre Naccache
      Title: Managing Director               Title: Managing Director


                                             Andre Naccache
                                             -----------------------------
                                             By: Genicom SPA
                                             Name Printed: Andre Naccache
                                             Title: Managing Director


                                             Andre Naccache
                                             -----------------------------
                                             By: Genicom Ltd
                                             Name Printed: Andre Naccache
                                             Title: Managing Director

                       Asset Sale and Purchase Agreement

                                List of Exhibits



Exhibit 1.:   List of Products
Exhibit 2.:   Escrow Agreement
Exhibit 3.:   List of the required consents and approvals
Exhibit 4.:   Draft of implementation Agreements
Exhibit 5.:   Service Agreement

               Exhibit 1 to the Asset Sale and Purchase Agreement


                                 "The Products"

1. Retired Product Line:

      All retired printers and related options sold with "Genicom", "Digital", "Compaq", or "T.I." brand.

      This contract do not apply for "Travel Industry" products that were sold with the "T.I" or "Genicom" brand such as ATB, Bag Tag, or Gate Reader printers and options.

2. Current Product Line:

      All current Product line of Genicom printers and options:

      - Line Printers:
      - 5000 series and options
      - LG series and options
      - Serial Matrix Printers:
      - 960/965
      - LA36N and LA36W
      - 3400/3500 series and options
      - LA450/LA700 and related options
      - 3800/3900 series and options
      - Laser Printers:
      - mLl70/mL210/mL280/mL320/mL401/mLC4 and related options
      - LN21/LN28/LNM40
      - Thermal Printers:
      - 6000 series and related options.

3. New Products

      Any new printers and related options with Genicom brand except otherwise confirmed in writing to Vertex, and thus for the duration of the contract.

                                                                       EXHIBIT 2

                                ESCROW AGREEMENT

This ESCROW AGREEMENT is made and entered into as of this       day of October,
2000 (the "Escrow Agreement"), by and among Finmek Holdings N.V., a Belgian corporation with registered offices in Belgium at 1831 Machelen, Vuurberg 80, Airport Business Center ("Finmek") and Vertex Interactives Inc, a [New Jersey] corporation with registered offices in New Jersey at Clifton 7014-0991, 23 Carol Street PO Box 996 ("Vertex") and Gouldens, a Law Firm with offices in London,
        (the "Excrow Agent").

RECITALS

WHEREAS, Finmek and Genicom S.A., Genicom SPA and Genicom Ltd. on the one side, and Vertex and SIS SRL on the other side, entered into an asset sale and
purchase agreement dated as of October   , 2000 (the "Framework Purchase
Agreement"), pursuant to which Vertex will, or will cause to, purchase from Genicom S.A., Genicom SPA and Genicom Ltd the "Purchased Assets" as each such term is defined in the Framework Purchase Agreement, and

WHEREAS, under Section 2.3 of the Purchase Agreement, Vertex is required to
deposit with Escrow Agent         Vertex shares having a value equal to 500,000
Usd (the "Shares") or alteratively a cash amount of 500,000 Usd (the "Cash Deposit"),

WHEREAS, under Section 2.3 of the Purchase Agreement, Vertex is required to
deposit with Escrow Agent         Vertex shares having a value equal to 500,000
Usd will be made by Vertex to the respective bank accounts of Genicom S.A., Genicom SPA and Genicom Ltd proportionally to the allocation of the purchase price,

WHEREAS, Vertex, Finmek and Escrow Agent are desirous of setting forth the terms and conditions under which Escrow Agent shall hold and transfer the Shares or the Cash Deposit,

NOW, THEREFORE, in consideration of the transaction contemplated by the Framework Purchase Agreement and this Escrow Agreement, the parties hereto intending to be legally bound hereby agree as follows:

1. Transfer of Shares. On the date hereof, Vertex has delivered to Escrow Agent, the Shares, and Escrow Agent acknowledges receipt thereof. If alternatively, Vertex elects to replace the Shares by the Cash Deposit, Escrow Agent will return the Shares to Vertex immediately after full receipt of said Cash Deposit and will inform Finmek about.

2. Disbursement of Escrow Account. If pursuant to the provisions of Section 2.3 of the Purchase Agreement, Vertex claims entitlement to the Shares as contemplated under Section 2.3 of the Purchase Agreement, Vertex shall give written notice to each of Escrow Agent and Finmek stating the basis for its entitlement under the Purchase Agreement ("Vertex's Notice"). Finmek shall have five (5) Business Days after receipt of the copy of Vertex's Notice to deliver written notice to each of Escrow Agent and Vertex objecting to the release of the Shares to Vertex ("Finmek Objection Notice"). If Escrow Agent does not receive the Finmek's Objection Notice on or prior to 5:00 p.m. on the fifth
(5th) Business Day following receipt of the Vertex's Notice, Escrow Agent shall deliver the Shares to Vertex.

                                                                       EXHIBIT 3

                                          To the attention of:
                                          UNIONE DEL COMMERCIO
                                          Corso Venezia, 47/49
                                          20121 Milal


                                          To: Labor Union Office


Milan, October 2, 2000

Re: Communication ex art. 47 Law 428/90

    Dear Sirs,

    By means of this letter, the undersigned corporation gives notice that from the 1st of November 2000, at 00:00, the going concern relating to the Genicom Service Busines will be transferred to SIS S.r.l., a company with registered office at Cernusco sul Naviglio (MI) at Via Ungaretti,5.

    The mentioned going concern employs no. 16 employees part of which are currently assigned to the Italian territory.

    By means of this transfer, Genicom will preserve all the rights already acquired in the parts. The transferee will acquire the liabilities become payable and due to the employees, of which accrued revenues for the Christmas bonus, summer bonus, holidays, permits and TFR are inclusive.

    The transferor is available to participate and attend to the scheduled meetings of the labor union.

    We therefore invite you, to carry out the required communications according to the mentioned Law 428/90.

    Best regards,

                                          Genicom S.p.A.


                                          [signature illegible]

                                                                       EXHIBIT 4

                                   AGREEMENT

THIS AGREEMENT is entered into this day of ________ in _________, by and between

Genicom spa, a company duly incorporated and existing under the laws of Italy, with registered offices in Milano, Via Puccini, 1 and local unit in Milano, Via Richard 7, tax no. 0378000151, filed in the Registry of Companies of Milano at no. 23363, duly represented by Mr. Andre Naccache, duly authorized by resolution of the shareholders' meeting dated 7th September, 2000,
                                      -hereinafter referred to as the "Sellers"

SIS SRL, a company duly incorporated and existing under the laws of Italy, with registered offices in Cenusco Sul Naviglio (MI), Via Ungaretti 5, corporate capital [it. . . . ., filed in the Registry of Companies of XXXXX, at n. XXXXXX, tax no. XXXXXX.., duly represented by Mr. XXXXXXXX, duly authorized by resolution of the Board of Directors dated XX.., XXXX,
                                        -hereinafter referred to as the "Buyer"

both the Buyer and the Seller hereinafter collectively referred to as the "Parties"

                                    WHEREAS

I - The Seller is the owner of the service and maintenance business (hereinafter referred to as the "Going Concern"), consisting of the following:

a) field maintenance services rendered on the basis of short (1 year) and long time agreements (2-3 years);

b) Atime and material calls;

c) maintenance warranties on the products sold by the Seller;

d) deposit for repairing activity;

e) commercial activities in order to promote the above-mentioned activities as well as any obligation and liability associated with the above-mentioned activities, and constituted by the assets equipment, employees, contracts, goodwill as indicated in this contract;

II- The Buyer has carried out a due diligence on the Going Concern as of 30th June, 2000 (hereinafter referred to as the "Date of the Due Diligence").

III - The Seller envisages undertaking to sell to the Buyer, who envisages to undertake, to accept and to purchase the Going Concern.

Now therefore, in consideration of the mutual promises and covenants and upon the terms and subject to the conditions hereinafter set forth, the Parties hereto agree as follows:

1. Recitals and Attachments

Recitals and Attachments constitute a substantial part of this agreement (hereinafter the "Agreement").

2. Preliminary undertaking for the sale of the Going Concern

2.1 By signing this contract the Seller undertakes to sell to the Buyer and the Buyer undertakes to purchase from the Seller, the full and exclusive ownership of the Going Concern of the Seller, constituted by the following items:

                                                                       EXHIBIT 5
                                                    SIGNED ON SEPTEMBER 29, 2000

                               SERVICE AGREEMENT

This SERVICE AGREEMENT, ("Agreement") is made and entered into on September   ,
2000, by and between Finmek Holdings, N.V., a Belgian corporation with registered offices in Belgium at 1831 Machelenm Vuurberg 80, Airport Business Center ("Finmek"), and its following affiliates, Genicom S.A., a French corporation with registered offices in France at 91601 Savigny Sur Orge, ZAC des Gatinas, 17 avenue du Garigliano, Gencicom SPA, an Italian corporation with registered offices in Italy at 20093 Cologno Monzess, Via Achille Grande 12 and Genicom Ltd, a United Kingdom corporation with registered offices in the United Kingdom at Farnborough, Hampshire GU14 0NR, Armstrong Mall, Southwood (hereinafter collectively referred to as "Genicom International") and Vertex Support and Maintenance ("VSM"), a division of Vertex Interactive, Inc., a New Jersey corporation with registered offices in New Jersey at Clifton 07014-0991, 23 Carol Street P.O. Box 996 ("Vertex") and its following affiliate SIS S.r.l., an Italian corporation with registered offices in Italy at 20083 Camusco Sul Naviglio, Via Ungaretti 5 (hereinafter collectively referred to as "Vertex"). Each of Finmek and VSM may hereinafter be referred to as a "Party" or, collectively, as "Parties".

Whereas Genicom International operates a business engaged in the development and distribution of printers and related options, consumables, spares and products in France, Italy and the United Kingdom,

Whereas VSM operates a business engaged in the support and maintenance of printers and related options and the same countries,

Whereas Genicom International is compelled to grant the legal warranty for claims raised under the manufacturer guarantee and in addition to propose specific additional maintenance services such as Service in Box services,

Whereas Genicom International wishes to outsource these support and maintenance services and VSM is interested in operating these services,

Whereas this Agreement sets forth the terms and conditions upon which Genicom International support and maintenance services will be operated, directly or indirectly, by VSM in France, Italy and in the United Kingdom,

Now therefore, in consideration of the mutual agreements contained herein, and intending to be legally bound hereby, the Parties hereto agree as follows:

                                   ARTICLE I
                            PURPOSE OF THE AGREEMENT

1.1. Object. By this Agreement, Genicom International outsources to VSM in the territory of France, Italy and United Kingdom (the "Territory") the Maintenance Services for the printers and related options that are developed or distributed by Genicom International, a list of which is attached hereto as Exhibit 1 ("the Products").

      The Maintenance Services will be made available by VSM which will be considered as being the exclusive Genicom International service provider in the Territory with the exception to the Products sold through a Genicom International partner or a customer who has requested not to purchase any warranty services.

1.2. Services. VSM will propose the following services (the "Maintenance Services"):

-------------------------------------------------------------------------------
                               SERVICE AGREEMENT
-------------------------------------------------------------------------------

This SERVICE AGREEMENT, ("Agreement") is made and entered into on September 29, 2000, by and between Finmek Holdings N.V., a Belgian corporation with registered offices in Belgium at 1831 Machelen, Vuurberg 80, Airport Business Center ("Finmek"), and its following affiliates, Genicom S.A., a French corporation with registered offices in France at 91601 Savigny Sur Orge, ZAC des Gatines, 17 avenue du Garigliano, Genicom SPA, an Italian corporation with registered offices in Italy at 20093 Cologno Monzese, Via Achille Grandi 12 and Genicom Ltd, a United Kingdom corporation with registered offices in the United Kingdom at Farnborough, Hampshire GU14 ONR, Armstrong Mall, Southwood (hereinafter collectively referred to as "Genicom International") and Vertex Support and Maintenance ("VSM"), a division of Vertex Interactives Inc, a New Jersey corporation with registered offices in New Jersey at Clifton 07014-0991, 23 Carol Street P.O. Box 996 ("Vertex") and its following affiliate SIS S.r.l., an Italian corporation with registered offices in Italy at 20063 Cernusco Sul Naviglio, Via Ungaretti 5 (hereinafter collectively referred to as "Vertex"). Each of Finmek and VSM may hereinafter be referred to as a "Party" or, collectively, as "Parties".

Whereas Genicom International operates a business engaged in the development and distribution of printers and related options, consumables, spares and products in France, Italy and the United Kingdom,

Whereas VSM operates a business engaged in the support and maintenance of printers and related options in the same countries,

Whereas Genicom International is compelled to grant the legal warranty for claims raised under the manufacturer guarantee and in addition to propose specific additional maintenance services such as Service in Box services,

Whereas Genicom International wishes to outsource these support and maintenance services and VSM is interested in operating these services,

Whereas this Agreement sets forth the terms and conditions upon which Genicom International support and maintenance services will be operated, directly or indirectly, by VSM in France, Italy and in the United Kingdom,

Now therefore, In consideration of the mutual agreements contained herein, and intending to be legally bound hereby, the Parties hereto agree as follows:

                                   ARTICLE I
                            PURPOSE OF THE AGREEMENT

1.1. Object. By this Agreement, Genicom International outsources to VSM in the territory of France, Italy and United Kingdom (the "Territory") the Maintenance Services for the printers and related options that are developed or distributed by Genicom International, a list of which is attached hereto as Exhibit 1 ("the Products").

      The Maintenance Services will be made available by VSM which will be considered as being the exclusive Genicom International service provider in the Territory with the exception to the Products sold through a Genicom International partner or a customer who has requested not to purchase any warranty services.

1.2. Services. VSM will propose the following services (the "Maintenance Services"):

          - 1.2.1. The "Genicom International Legal Warranty" which represents the warranty covering claims raised within the framework of the manufacturer's guarantee. This warranty is for a 12 month period starting from the date of the installation. The same applies for any part for which Genicom International agrees to carry the warranty. It covers the call handling, dispatching and repairs of malfunctions for the end-users.

          - 1.2.2. The "Services in Box" which represents a variety of services such as: an on site extended service for Genicom International customers base, a one year on site service for Products with a return to depot, an extension from 12 months to 3 years of the Genicom International Legal Warranty, a three years extended on site warranty or return to depot depending on the type of Products, installation services, all-inclusive packages including print head or print module free exchange and, other special services and projects.

          - 1.2.3. The services offered to customers for which the Genicom International Legal Warranty has expired and which did not enter into an agreement with VSM providing Services in Box. These services are:

          a) The "Repair Workshop" services offered to customers who bring the Products for reparation to a VSM workshop. This workshop shall repair the Products at a cost and within the time agreed to with the customers

          b) The "Time and Materials" services offered to customers who ask VSM for a maintenance service by telephone or e-mail. The cost of such service shall be agreed to with the customer and based upon the time spent and materials used.

          c) The "Maintenance Contract" based on fix yearly rate, with different possible solutions offered to the Customer.

      1.2.4. The "Pre and Post Sales Support" which are services which Genicom International shall ask VSM to provide from time to time to support Genicom's International's sales activities at the rates provided in
      Exhibit 3, and which shall be reviewed on a yearly basis

      The activities of VSM include the commercial activities related to the promotion of the Maintenance Services.

      Genicom International will review the possibility to extend the Agreement to additional countries where it already uses a third party to perform the Maintenance Services.

                                   ARTICLE II
                     CONDITIONS OF THE MAINTENANCE SERVICES

2.1. Genicom International Legal Warranty. Genicom International will pay to VSM an amount equal to 2.5% of the gross revenues, excluding VAT and transportation cost, made in the Territory by selling the Products with the Genicom International Legal Warranty. No payments will be due for Products sold to partners or customers who requested to handle directly their warranty. The right to a commission however shall only vest upon the sale to an end-user of the Products by any of Genicom International's clients. If any unsold Products are returned to Genicom International, VSM shall duly reimburse to Genicom International the commissions received for the sale of such unsold Products. Genicom International will provide VSM with the Product reference and the serial numbers in an adequate format in order to allow VSM to adequately track the Genicom International Legal Warranty and to address to Genicom International a monthly invoice for the commissions due. Said commissions will be payable at a 60 days term.

      The 2,5 % amount will not cover the main warranty faults related to print heads, hammer modules, fusers, for which the replacement shall be provided free from Genicom International for the duration of the applicable Genicom International Legal Warranty.

      The Genicom International Legal Warranty payment rate is fixed for a two years term. VSM will not be authorized to ask for a revision of the rate during this period. After this term, VSM will be authorized to ask with a six months notice for a revision by registered letter. The term and rate of such revision will be agreed between the Parties. However, notwithstanding the foregoing, should the prices of the spare parts purchased by VSM increase by more than 5% on a yearly basis, VSM shall reserve the right to an increase of the above mentioned Genicom International Legal Warranty payment rate to reflect such increase in spare parts.

      It is however understood between the Parties that the essence of this Agreement is to reduce over the time the Genicom International Legal Warranty charges. VSM will consider the installed base growth as well as the market competitive pricing in an effort to reduce these charges.

      VSM will offer the Genicom International Legal Warranty for the following Products as defined:

      - Laser, Line Printers, High-End Serial Matrix printers: One year on site with 8 hours response time agreement.

      - Low to Mid-End Serial Matrix: One year return to depot agreement.

2.2. Additional Charges under the Genicom International Legal Warranty. In addition to the 2.5% rate, VSM will have the right to charge back to Genicom International the additional services performed in the following situations and in execution of the Genicom International Legal Warranty. The price conditions will be agreed between the Parties.

      - In the case of a lack of delivery within the standard delivery terms of spare parts ordered by VSM to Genicom International,

      - In the case of failure by Genicom International to provide the appropriate training to VSM's employees,

      - In the case of a dead on arrival of a Product which is a Product not working at its first power up. In such situation, VSM will agree with Genicom International to either repair the Product at Genicom International's expenses or to get the Product returned under the standard return terms.

      - In the case of a wrong Genicom International sale causing a hardware or firmware compatibility issue,

      - In the case of an epidemic failure.

2.3. Services in Box. The different Services in Box will be proposed at competitive market prices, as specified in Exhibit 2. Genicom International and its dealers will have access to the Services in Box at the discount rates set forth in Exhibit 3

      Genicom International will be entitled to a commission of 5% on all Services in Box sold by Vertex as a result of a referral by Genicom International. The commissions due will be invoiced monthly by Finmek. Said commissions will be payable at a 60 days term.

      Beside these services VSM is, with the assistance of Genicom International, committed to further develop additional services such as the cost per page for a customized service for identified projects.

      Genicom International authorizes VSM and Buyer to use the name "Service in a box" free of charge during the term of this Agreement, provided that Genicom International is entitled to use this name. Genicom International shall hold VSM harmless from and against any third parties claims, demands, liabilities, costs and expenses relating to the use of this name.

2.4. Other Services. VSM will provide Repair Workshop, Time and Materials, Maintenance Contracts and Pre and Post Sales Support at a fixed rate to the end customers or at a special rate to Genicom International. Said rates are specified in Exhibit 3 attached hereto. Said rates will be reviewed on a yearly basis to reflect the increase in labor costs and the costs of spare parts. Projects of an exceptional nature will be subject to special rates agreed to between the parties. Genicom International authorizes VSM and Buyer to use the names "Repair Workshop", "Time and Materials", "Maintenance Contracts" and "Pre and Post Sales Support" free of charge during the term of this Agreement, provided that Genicom International is entitled to use those names. Genicom International shall hold VSM harmless from and against any third parties claims, demands, liabilities, costs and expenses relating to the use of those names.

2.5. New Products. Each new Product introduced by Genicom International or evolution of an existing Genicom International Product (a "New Product") will be included in this Service Agreement. The Parties will ensure a proper product launch of each New Product. In this respect, each Party will assign one responsible coordinator to manage the readiness of the service organization. This task will at least include the following:

      - organization of a Technical Training: Genicom International shall organize at the location it defines a free Technical Training with pertinent documentation to a maximum of two VSM field engineers per country of the Territory. It shall use its best efforts to accommodate VSM' desires as to the time period during which the Technical Training shall take place. Any additional training will be provided by Genicom International at a reasonable cost exclusive of travel and lodging which will be charged separately. VSM shall not be entitled to refuse to attend those training. If, for any reason, the training is not provided by Genicom International, VSM will be entitled to charge back to Genicom International any reasonable additional charge incurred by its service department for the New Product due to the non availability of the Technical Training.

      - Initial Spare Kits ("ISK"): Upon recommendation of Genicom International, for each New Product, VSM will purchase from Genicom International the necessary number of ISK (spare parts and/or units) to support its Maintenance Services or at least the first calls. Genicom International will make the initial order of ISK available at special conditions which will be defined at the New Product introduction. It will be the responsibility of VSM to purchase a sufficient amount of ISK prior to the New Product launch. It will be the responsibility of Finmek and of Genicom International to ensure that sufficient ISK is available for purchase and Technical Training provided prior to the New Product launch.

      - Maintenance Manual: Genicom International will make available at reasonable cost Service Manual for the VSM field engineers. VSM will have the right to reproduce such manuals for its own internal needs.

      - Service Pricing: VSM will be informed duly of the launch of any New Product and will receive the information enabling it to complete a new pricing list in relation to such New Product. Upon receiving such information, VSM shall promptly start compiling the new pricing list, which shall be completed no later than two weeks thereafter. In no event shall the launch of a New Product be delayed for reason of VSM's failure to complete a new pricing list. In case VSM's pricing list is not completed at the launch date, Genicom International shall draft a new pricing list itself, using the VSM prices for similar products as a reference, or competitive service pricing available on the market for equivalent product.

      - Training Units: In support of VSM's technical support team, Genicom International will make available to VSM at its normal demonstration unit price, one model of the New Product per country of the Territory. VSM will be further able to purchase any additional New Product at the best distributor price available at that time.

                                  ARTICLE III
                              VSM'S GENERAL DUTIES

3.1. Technical Escalation and Support. VSM shall designate one employee per country where it operates who will be the contact person in relation to any technical problems reported by customers in such country. For any such technical problem that cannot be solved by VSM on a national level (an "escalation point"), VSM shall establish a detailed report setting forth the exact reasons the problem could not be fixed and communicate this to Genicom International. It shall make regular, and at least monthly reports of the outstanding issues available.

3.2. Quality of Service. VSM is committed to provide high quality Maintenance Services to Genicom International's customers and will ensure that the appropriate personnel with the right training will be made available to service the Genicom International Products. VSM will provide on a monthly basis an overall quality report and give free access to Genicom International of its report database. Any customer complaint reported by Genicom International to VSM will have to be replied within 24 hours with a proposed corrective plan. Depending on the urgency, any problem shall be fixed in a time frame from 24 hours to 5 business days (the "Fixing Time"). For any problem that cannot be fixed within the Fixing Time, a detailed report shall be established by VSM setting forth the exact reasons it cannot fix the problem within the Fixing Time. In such case, VSM shall agree with Genicom International on an appropriate Fixing Time. At any time upon Genicom International's request, but at least weekly, VSM shall provide a status report on the progress made and issues remaining with regard to such a problem.

3.3. Business and Marketing Efforts. VSM will maintain as one of its business activities and objectives to pursue the Maintenance Services of the Products throughout the Territory. VSM agrees to use its best efforts to promote and market the Maintenance Services.

3.4. Marketing Practices. VSM shall not (a) engage in deceptive, misleading or unethical trade practices that are or might be detrimental to Genicom International; (b) make any warranty or representation to anyone that would give the recipient thereof any claim or right of action against Genicom International.

3.5. VSM's Resources. VSM shall ensure that at all times it maintains the necessary facilities, resources and personnel to comply with its obligations under this Agreement. VSM agrees not to hire employees of Genicom International (or persons so employed within the prior 9 months) without Genicom International's permission.

3.6. Limitations of the Activities. VSM will limit its business to the performance and sales of Maintenance Services. VSM will not sell directly or indirectly any Product. VSM will not directly or indirectly promote to Genicom International installed base customers any other products than the Products. However, notwithstanding the foregoing, VSM shall have the right to promote and to sell, directly or indirectly, any products that do not compete with the Products. VSM commits to pass any sales lead generated in the Genicom International installed base to Genicom International country sales organization for further follow-up. Genicom International will pay back a commission for any lead that has generated a sale. This commission will not be less than 0.5% of the sales value to the end user.

3.7. Independence. Except with the prior written agreement of Genicom International, VSM shall not be entitled to enter into any legally binding agreement for Genicom International or to make any declaration on behalf of Genicom International. Under no circumstances, shall VSM be deemed to be an agent of Genicom International. No Party shall be entitled to give direct orders to employees of the other Party. Each Party shall appoint a responsible employee in charge for the execution of this Agreement and able to either take decisions himself or to cause these decisions to be taken.

3.8. Insurance. VSM will at its own costs subscribe any insurance it deems necessary to covers the risks it may incur in the execution of this Agreement.

3.9. Assignment and Subcontractors. VSM is not authorized to assign in part or in total this Agreement nor to ask for the assistance of any subcontractor without the prior written approval of Genicom International. Genicom International recognizes that VSM has already appointed some Subcontractors in specific areas, the list of which is hereto attached as
      Exhibit 6, for which approval will not be necessary.

3.10. Proprietary Rights. Nothing contained in this Agreement shall grant to VSM any right, title or interest in or to (i) the intellectual property rights contained in the Products or (ii) the trademarks, copyrights, logo, patents or trade secrets of Genicom International or its respective suppliers and licensors (the "Proprietary Rights"). VSM shall not disassemble, decompile, reverse engineer, copy, modify, prepare derivative works, or otherwise change any Products.

3.11. Business Records. VSM agrees to maintain complete and accurate records of all transactions involving the Products throughout the term of this Agreement and for a period of three (3) years following its expiration or termination. Genicom International shall have the right to examine such records at all reasonable times, upon prior notice of at least 48 hours

                                   ARTICLE IV
                     GENICOM INTERNATIONAL'S GENERAL DUTIES

4.1 Promotion of the Services in Box. Genicom International will actively promote the Services in Box proposed by VSM and will present VSM as his selected and approved service provider.

4.2. Technical Assistance. Genicom International will provide to VSM a technical support of the highest level. If VSM requires direct support from Genicom International external suppliers, then Genicom International will either provide the support directly or provide a direct access to the supplier. Such service will be made available at a reasonable price.

4.3. Genicom International's Resources. Genicom International shall ensure at all times it maintains the necessary facilities, resources and personnel to comply with its obligations under this Agreement. Genicom International agrees not to hire employees of VSM (or persons so employed within the prior 9 months) without VSM's permission.

4.4. Delivery of Code. Genicom International shall provide VSM with access to source code provided, however, that in advance of such delivery, VSM must execute a confidentiality agreement in the form reasonably requested by Genicom International and agreed upon by the parties.

4.5. Non competition. Genicom International hereby represents that it shall not market or sell or cause a third party to market Maintenance Services for the Products in the Territory. VSM recognizes and accepts that Genicom International has however already appointed some Subcontractors in specific area.

                                   ARTICLE V
                                  INDEMNITIES

5.1. VSM Indemnity. VSM agrees to indemnify and hold Genicom International harmless from and against all claims, demands, liabilities, costs and expenses arising out of or resulting from (i) a breach or misrepresentation by VSM under or in connection with this Agreement, (ii) the use of any product other than the Products unless as authorized by article 7.1. and, (iii) any allegation that a Product infringes upon any patent, copyright or other proprietary right cognizable in any country within the Territory, if such claim would not have occurred if the Product had not been modified by VSM.

5.2. Genicom International Indemnity. Genicom International agrees to indemnify and hold VSM harmless from and against the amount of claims, demands, liabilities, costs and expenses arising out of or resulting from claims of third parties arising from VSM's use of the Proprietary Rights licensed to VSM, if any, and from manufactory defects or producer liability that the parties expressly undertake shall be borne by Genicom International and Finmek.

                                   ARTICLE VI
                                CONFIDENTIALITY

6.1. Title. VSM acknowledges that the Products and any of the information or data of Genicom International or any of their respective suppliers or licensors (the "Owners") that is disclosed in connection with or under this Agreement (collectively, the "Confidential Information") shall remain the sole and exclusive property and valuable trade secrets of the Owners, whose disclosure to or use by third parties will cause irreparable damage to the Owners.

6.2. Confidentiality. VSM will maintain the confidentiality of the Genicom International customer installed base and is not authorized to use it other than for promotions or programs related to customers contracts renewals. Any other use of the Genicom

      International customer installed base will have to be approved by Genicom International. Genicom International will have access to the installed base customer list, for mailing and promotion purposes.

6.3. Treatment. VSM agrees to use reasonable efforts, but in no event less than the degree of effort used for its own confidential information, not to disclose, publish, transfer, provide or otherwise make available the Confidential Information in any form or on any media to any person, except to (a) customers, but only as to such information as Genicom International discloses to its customers, and (b) those employees of VSM who must have access to the Confidential Information in order to fulfill VSM's obligations. VSM shall take all appropriate action, whether by instruction, agreement or otherwise, to ensure the protection and confidentiality of the Confidential Information and, in connection therewith, shall have each employee involved in any of the activities contemplated under this Agreement execute the form of Non-Disclosure Agreement attached hereto as an Exhibit 4.

6.4. Inspection by Genicom International. Genicom International shall have the right to inspect the manner in which the Confidential Information is maintained by VSM, upon reasonable notice.

6.5. Exceptions. VSM shall be under no obligation with respect to Confidential Information that (a) is or becomes publicly available without fault on the part of VSM (or anyone acting for or on its behalf), (b) is disclosed by Genicom International to unaffiliated third parties without similar restrictions, (c) is independently developed by VSM, (d) is disclosed to VSM by a third party who VSM does not know (or have reason to know) is under a duty of nondisclosure, (e) provided that Genicom International is provided with notice and opportunity to intervene, is disclosed by order of lawful authority, or (f) is disclosed by VSM with Genicom International's prior written approval.

6.6. Survival. VSM's obligations under this Article shall survive the termination or expiration of this Agreement.

                                  ARTICLE VII
                              VSM PURCHASE ORDERS

7.1. Use of original parts. In order to execute the Maintenance Services, VSM will use only original Genicom International parts except for print head, hammer modules and fuser refurbishment or in the case of short supply or when the lead time exceeds Genicom International standard terms. VSM will never use non Genicom International consumables. No warranty is offered on spare parts except if these are identified parts carrying the original vendor warranty coverage. Genicom International provided parts will have 3 months full warranty.

7.2. Purchase order. VSM will place a maximum of one order per week for its normal replenishment. Such order will be addressed to Genicom International central order administration group and Genicom International will acknowledge receipt of the order within the 48 hours.

7.3. Emergency Orders. In case of an Emergency Order, Genicom International will do its best efforts to expedite the order and to have it shipped within the next 48 hours maximum after the order was received. Emergency Orders will be subject to the special conditions of the Genicom International general terms and conditions.

7.4. Lead Time. The standard lead time for parts is a maximum of three months. It will be of 15 working days for consumables parts. On a monthly basis, VSM will provide Genicom International with a 6 months non binding and indicative forecast.

7.5. Prices. For any Product, Genicom International will offer to VSM the best distributor price conditions under the standard Genicom International terms and conditions available at the time of the purchase. For the specific case of consumables, Genicom International will offer to VSM the best distributor price under the same terms and conditions than those applied at the time of the purchase. Exhibit 5 provides Genicom International Distributor Price for Printers, Options and Spares applicable at the time of the contract signature. Purchase of consumables will be limited to consumables used in the execution of special contracts such as cost per page or for normal warranty purposes. Payments terms are net 60 days.

                                  ARTICLE VIII
                              TERM AND TERMINATION

8.1. Term. This Agreement shall enter into force at its signature date for an initial term of two years. Thereafter, except in the case of Default, it can be terminated at any time by Genicom International or by VSM with twelve-months' notice to the other party.

      It is however agreed between the Parties, that in the case of termination with notice by Genicom International, Genicom International will use its best efforts to reduce the notice period.

8.2. Termination by Genicom International. In case of termination with notice by Genicom International:

     Genicom International will on request of VSM, acquire the Genicom International Maintenance Services parts, printers, accessories and consumables purchased by VSM during the previous twelve months and all other suitable stock agreed and this at the following conditions:

      - 70% of the price paid by VSM at Genicom International for any new material in its original packaging,

      - 40% of the price paid by VSM at Genicom International for any used material in working conditions.

      Genicom International will not incur any additional liabilities.

8.3. Termination by VSM. In case of termination with notice by VSM, Genicom International will have no obligation to acquire the Genicom International services parts, printers, accessories and consumables purchased by VSM during the previous twelve months.

8.4. Termination for Default. Each Party may terminate this Agreement with immediate effect if the other Party materially breaches its obligations under this Agreement. Also, in case of termination for default by VSM, VSM shall have the right to cause Genicom International to acquire the Genicom International Maintenance Services parts, printers, accessories and consumables purchased by VSM during the previous twelve months and all other suitable stock agreed and this at the conditions provided for in
      Section 8.2.Notwithstanding the foregoing, in case of breach by VSM of Sections 3.4, 3.5 and 3.6 of this Agreement,

      Genicom International shall have the right to terminate this Agreement with immediate effect only if VSM shall have failed to remedy that breach within 5 business days after receiving written notice requiring it to do so.

8.5. Post termination obligations. Upon termination of this Agreement, VSM shall (i) immediately cease all display, advertising and use of all Proprietary Rights and the Genicom International name belonging or licensed to Genicom International, (ii) cease to use any marketing or other materials which identify it as a service provider of Genicom International, (iii) provide back the installed base information and any commercial documentation, (iv) continue to service the Genicom International Legal Warranty for the Products delivered to end customers within the previous twelve months or alternatively to proportionally in function with the usage, refund Genicom International for the costs of the Genicom International Legal Warranty, (v) continue to service customers who have contracted a Service in the Box agreement or customers who have sent a written request to VSM with a copy to Genicom International, to maintain VSM's service support, (vi) promptly return to Genicom International the Confidential Information, (vii) advise all of its employees of the termination of this Agreement and the termination of their right to provide Maintenance Services with respect to the Products and (viii) advise its employees in writing of their continued duty to hold in confidence and not to use, reproduce, disclose, transfer or transmit any Product or any information which would permit the duplication, recreation or other utilization of any Confidential Information.

                                   ARTICLE IX
                              PRECEDENT CONDITION

9.1. Conditions to obligation of Parties. The entering into force of this Agreement is subject to the precedent conditions of the signature of (i) the Framework Asset Sale and Purchase Agreement to be entered into among inter alia Finmek Holdings N.V. and VSM, (2) the three Implementation Agreements pursuant to which the Genicom International Service Business of Genicom SA, Genicom SPA and Genicom, Ltd. will be transferred to VSM and
      (3) the Escrow Agreement.

                                   ARTICLE X
                               GENERAL PROVISIONS

10.1. Notices. All amendments, notices and other communications given hereunder shall be in writing. Notices shall be effective when sent to the parties at the addresses or numbers listed below, as follows: (i) on the business day delivered (or the next business day following delivery if not delivered on a business day) if sent by a local or long distance courier, prepaid telegram, telefax or other facsimile means, or (ii) three days after mailing if mailed by registered or certified mail, postage prepaid and return receipt requested.

      If to Genicom International                 If to VSM

      Finmek Holdings N.V.                        VSM, Vertex Support and Maintenance.
      Airport Business Center, Vuurberg 80        23 Carol Street, PO Box 996
      1831 Machelen, Belgium                      Clifton, New Jersey 07014-0996
      Attention:Andre Naccache                    Attention: Hugo Biermann
      Telefax No.:+32 2 720 58 11                 Telefax No.:+1 973 472 0814

      with a copy to:                            with a copy to:

      McGuire Woods                              Haarmann, Hemmelrath & Partners
      Avenue Louise 250 bte 64                   Corso Venezia 16
      1050 Brussels, Belgium                     20121 Milano, Italy
      Attention: Xavier Van der Mersch           Attention: Barnaba Ricci / Jacopo Lensi
                                                 Orlandi

      Telefax No.:+32 2 629 42 22                Telefax No.: +39 02 77 194 133

      Any Party may change the address or number to which notices are to be delivered to him, her or it by giving the other Party named above notice of the change in the manner set forth above.

10.2. Arbitration. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be finally settled by arbitration in accordance with the rules of arbitration of the London Chamber of International Arbitration , by one or more arbitrators appointed in accordance with the said Rules.. The place of arbitration shall be London. The language to be used in the arbitral proceedings shall be English.

10.3. Governing Law and Jurisdiction. This Agreement shall be governed in all respects by the laws of Italy without regard to its choice of law rules.

10.4. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of the Agreement.

10.5. Counterparts. This Agreement may be executed in eight or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.6. Severability. Should any provision of this Agreement be or become invalid or non enforceable in whole or in part, then the validity of the remaining provisions of this Agreement shall not be affected thereby. The Parties undertake to substitute for any such invalid or non enforceable provision, a provision which corresponds to the spirit and purpose of such invalid, or non enforceable provision as far as permitted under the applicable law and with a view to the economic purpose of this Agreement.

10.7. Force Majeure. Neither Party shall be liable for delays in, or failure of performance due to causes beyond the reasonable control, of such a Party, including but not limited to: acts of God, acts of civil or military authority, priorities under governmental authority, fires, explosions, embargo, mobilizations, riots and epidemics. In the event of any such delay or failure, the affected Party shall send written notice of the same and the reason thereof to the other Party within seven (7) days from the commencement of the force majeure in question. The performance of the affected Party shall be deemed suspended, with no penalty, so long as and to the extent that any such force majeure continues.

10.8. Miscellaneous. This Agreement (i) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof; (ii) is not intended to and shall not confer upon any person, other than the Parties hereto, any rights or remedies; and (iii) shall not be assigned by operation of law or otherwise.

      IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be executed and their corporate seals to be hereto affixed and attested by their duly authorized officers.

      Hugo H. Biermann                             Andre Naccache
      -----------------------------------          ----------------------------
      By: VSM Interactives Inc.                    By: Finmek Holdings N.V.
      Name Printed: Hugo H. Biermann               Name Printed: Andre Naccache
      Title: Joint Chairman and Joint CEO          Title: Managing Director


      Stefano Guidocci                             Andre Naccache
      -----------------------------------          ----------------------------
      By: SIS S.r.l                                By: Genicom S.A.
      Name Printed: Stefano Guidocci               Name Printed: Andre Naccache
      Title: Managing Director                     Title: Managing Director


                                                   Andre Naccache
                                                   ----------------------------
                                                   By: Genicom SPA
                                                   Name Printed: Andre Naccache
                                                   Title: Managing Director


                                                   Andre Naccache
                                                   ----------------------------
                                                   By: Genicom Ltd
                                                   Name Printed: Andre Naccache
                                                   Title: Managing Director




      Date
          -----------------------------

                                    Exhibit 1

                                 "The Products"

1.   Retired Product Line:

     All retired printers and related options sold with "Genicom", "Digital", "Compaq", or "T.I." brand.

     This contract do not apply for "Travel Industry" products that were sold with the "T.I" or "Genicom" brand such as ATB, Bag Tag, or Gate Reader printers and options.

2.   Current Product Line:

     All current Product line of Genicom printers and options:

     o    Line Printers:

          o    5000 series and options

          o    LG series and options

     o    Serial Matrix Printers:

          o    960/965

          o    LA36N and LA36W

          o    3400/3500 series and options

          o    LA450/LA700 and related options

          o    3800/3900 series and options

     o    Laser Printers:

          o    mL170/mL210/mL280/mL320/mL401/mLC4 and related options

          o    LN21/LN28/LNM40

     o    Thermal Printers:

          o    6000 series and related options.

3.   New Products

     Any new printers and related options with Genicom brand except otherwise confirmed in writing to VSM, and thus for the duration of the contract.

                                    Exhibit 2

                           VSM Rates for Services in Box

---------------------------------- --------------------------- ---------------------------------------------------------------
       All prices in Euro                 Post warranty                                    In warranty
---------------------------------- --------------------------- ---------------------------------------------------------------
                                    Monthly   Monthly          E.W. 12   E.W. 12  E.W. 24  E.W. 24  E.W. 36  E.W. 36   Instal-
            Description            rate type rate type Instal-  months    months   months   months   months   months   lation
                                       A         B     lation   type A    type B   type A   type B   type A   type B  with E.W.
---------------------------------- --------------------------- ---------------------------------------------------------------
     24W 360cps matrix 80 col        11.00     20.00     150      95.00    122.00   196.00    304.00   297.00   486.00    75
     24W 360cps matrix 132 col       11.00     20.00     150      95.00    122.00   196.00    304.00   297.00   486.00    75
     24W 360cps matrix 80 col ASF    11.00     20.00     150      95.00    122.00   196.00    304.00   297.00   486.00    75
     24W 360cps matrix 132 col ASF   11.00     20.00     150      95.00    122.00   196.00    304.00   297.00   486.00    75
     24W 450cps matrix 132 col       17.00     31.00     150     147.00    189.00   304.00    471.00   461.00   754.00    75
     24W 450cps matrix 132 col M.F   19.00     34.00     150     161.00    207.00   333.00    516.00   505.00   826.00    75
     24W 450cps matrix 132 col ASF   19.00     34.00     150     161.00    207.00   333.00    516.00   505.00   826.00    75
     24W 700cps matrix 132 col       24.00     43.00     150     203.00    261.00   420.00    651.00   637.00  1042.00    75
     24W 450cps matrix 132           26.00     47.00     150     217.00    279.00   450.00    698.00   682.00  1116.00    75
---------------------------------- --------------------------- ---------------------------------------------------------------
     9W 480cps                       18.00     32.00     150     147.00    189.00   305.00    473.00   462.00   756.00    75
     18W 840cps                      23.00     41.00     150     191.00    245.00   395.00    612.00   599.00   980.00    75
     24W 540cps                      18.00     32.00     150     147.00    189.00   305.00    473.00   462.00   756.00    75
     24W 700cps                      23.00     41.00     150     191.00    245.00   395.00    612.00   599.00   980.00    75
---------------------------------- --------------------------- ---------------------------------------------------------------
     18W 600cps                      23.00     41.00     150     191.00    245.00   395.00    612.00   599.00   980.00    75
     18W 600cps                      23.00     41.00     150     191.00    245.00   395.00    612.00   599.00   980.00    75
     18W 600cps                      23.00     41.00     150     191.00    245.00   395.00    612.00   599.00   980.00    75
     18W 600cps                      23.00     41.00     150     191.00    245.00   395.00    612.00   599.00   980.00    75
     18W 900cps                      23.00     41.00     150   Included    245.00   204.00    612.00   408.00   980.00    75
     18W 900cps                      23.00     41.00     150   Included    245.00   204.00    612.00   408.00   980.00    75
     18W 900cps                      23.00     41.00     150   Included    245.00   204.00    612.00   408.00   980.00    75
---------------------------------- --------------------------- ---------------------------------------------------------------
     500 LPM                         54.00     97.00     250   Included    582.00   485.00   1456.00   971.00  2330.00   125
     1000 LPM                        74.00    133.00     250   Included    799.00   666.00   1998.00  1332.00  3196.00   125
     1500 LPM                       103.00    185.00     250   Included   1108.00   923.00   2769.00  1846.00  4430.00   125
---------------------------------- --------------------------- ---------------------------------------------------------------
     500 LPM                         54.00     97.00     250   Included    582.00   485.00   1456.00   871.00  2330.00   125
     1000 LPM                        74.00    133.00     250   Included    799.00   666.00   1998.00  1332.00  3196.00   125
     1800 LPM                       103.00    185.00     250   Included   1108.00   923.00   2769.00  1846.00  4430.00   125
---------------------------------- --------------------------- ---------------------------------------------------------------
     40 PPM                          32.00      0.00     250   Included      0.00   288.00      0.00   575.00     0.00   125
     40 PPM                          34.00      0.00     250   Included      0.00   308.00      0.00   615.00     0.00   125
     28 PPM                          25.00      0.00     250   Included      0.00   226.00      0.00   449.00     0.00   125
     28 PPM                          27.00      0.00     250   Included      0.00   240.00      0.00   480.00     0.00   125
     21 PPM                          14.00      0.00     250   Included      0.00   122.00      0.00   244.00     0.00   125
     21 PPM NETWORK                  16.00      0.00     250   Included      0.00   145.00      0.00   289.00     0.00   125
---------------------------------- --------------------------- ---------------------------------------------------------------
     21 PPM                          13.00      0.00     250   Included      0.00   119.00      0.00   238.00     0.00   125
     21 PPM NETWORK                  16.00      0.00     250   Included      0.00   142.00      0.00   283.00     0.00   125
     32 PPM                          26.00      0.00     250   Included      0.00   230.00      0.00   459.00     0.00   125
     32 PPM NETWORK                  27.00      0.00     250   Included      0.00   245.00      0.00   491.00     0.00   125
     40 PPM                          29.00      0.00     250   Included      0.00   259.00      0.00   518.00     0.00   125
     40 PPM NETWORK                  30.00      0.00     250   Included      0.00   274.00      0.00   548.00     0.00   125
     4/16 PPM COLOR                  28.00      0.00     250   Included      0.00   248.00      0.00   495.00     0.00   125
---------------------------------- --------------------------- ---------------------------------------------------------------
     INDUSTRIAL TERMAL               13.00      0.00     250   Included      0.00   113.00      0.00   225.00     0.00   125
     INDUSTRIAL TERMAL               14.00      0.00     250   Included      0.00   124.00      0.00   248.00     0.00   125
---------------------------------- --------------------------- ---------------------------------------------------------------

----------------------------------
       All prices in Euro
----------------------------------   -----------------------

            Description                  EURO        LIRE

----------------------------------   -----------------------
     24W 360cps matrix 80 col         1,350.00     2,659,500
     24W 360cps matrix 132 col        1,350.00     2,659,500
     24W 360cps matrix 80 col ASF     1,350.00     2,659,500
     24W 360cps matrix 132 col ASF    1,350.00     2,659,500
     24W 450cps matrix 132 col        2,095.00     4,127,150
     24W 450cps matrix 132 col M.F    2,295.00     4,521,150
     24W 450cps matrix 132 col ASF    2,295.00     4,521,150
     24W 700cps matrix 132 col        2,895.00     5,703,150
     24W 450cps matrix 132            3,100.00     6,107,000
----------------------------------    -----------------------
     9W 480cps                        2,100.00     4,137,000
     18W 840cps                       2,722.00     5,362,340
     24W 540cps                       2,100.00     4,137,000
     24W 700cps                       2,722.00     5,362,340
----------------------------------    -----------------------
     18W 600cps                       2,722.00     5,362,340
     18W 600cps                       2,722.00     5,362,340
     18W 600cps                       2,722.00     5,362,340
     18W 600cps                       2,722.00     5,362,340
     18W 900cps                       2,722.00     5,362,340
     18W 900cps                       2,722.00     5,362,340
     18W 900cps                       2,722.00     5,362,340
----------------------------------    -----------------------
     500 LPM                          6,471.00    12,747,870
     1000 LPM                         8,879.00    17,491,830
     1500 LPM                        12,306.00    24,242,820
----------------------------------    -----------------------
     500 LPM                          6,471.00    12,747,840
     1000 LPM                         8,879.00    17,491,830
     1800 LPM                        12,306.00    24,242,820
----------------------------------    -----------------------
     40 PPM                           3,835.00     7,554,950
     40 PPM                           4,100.00     8,077,000
     28 PPM                           2,995.00     5,900,150
     28 PPM                           3,200.00     8,304,000
     21 PPM                           1,629.00     3,209,130
     21 PPM NETWORK                   1,929.00     3,800,130
----------------------------------    -----------------------
     21 PPM                           1,585.00     3,122,450
     21 PPM NETWORK                   1,859.00     3,721,330
     32 PPM                           3,062.00     6,032,140
     32 PPM NETWORK                   3,271.00     6,443,870
     40 PPM                           3,450.00     6,796,500
     40 PPM NETWORK                   3,652.00     7,194,440
     4/16 PPM COLOR                   3,300.00     6,501,000
----------------------------------    -----------------------
     INDUSTRIAL TERMAL                1,503.00     2,860,910
     INDUSTRIAL TERMAL                1,654.00     3,258,380
----------------------------------    -----------------------

                                   Exhibit 3

                 VSM Discount table and Rates for Other Services

DISCOUNT TABLE ON E.U. LIST PRICE (all rates in Euro)

TYPE OF SERVICE                               RATE/DISCOUNT    RATE/DISCOUNT
                                              DEALERS          GENICOM
MAINTENANCE CONTRACT

       TYPE A                                        20%             N/A
       TYPE B                                        15%             N/A

TIME & MATERIAL

       MANPOWER - each hour                       60,00            40,00
       MILEAGE each mil/km                         0,50             0,50
       PARTS REPLACED                                30%             TBD
       REPAIRED PARTS                                25%              50%

INSTALLATION

       W/O CONTRACT OR E.W.                          25%              25%
       WITH CONTRACT OR E.W.                         50%              50%
       TRAINING                                      20%              25%

DEPOT REPAIR

       MANPOWER - each hour                       40,00            30,00
       PARTS REPLACED                                30%             TBD
       REPAIRED PARTS                                25%              50%

EXTENDED WARRANTY

       12 MONTHS A or B                              20%              20%
       24/36 MONTHS A                                15%              15%
       24/36 MONTHS B                                10%              10%

PRE-POST SALES SUPPORT

       MANPOWER - each hour                       40,00            40,00
       FULL DAY on FE working site               300,00           300,00
       SPECIAL TRANSFER                             TBD              TBD

ABOVE RATES AND DISCOUNTS ARE APPLICABLE ONLY WHEN GEN OR GEN DEALERS WILL BE APPOINTED AS MAIN CONTRACTORS, SO SIS WILL INVOICE DIRECTLY GEN OR GEN DEALERS.

ABOVE DISCOUNTS ARE NOT CUMULABLE WITH ROYALTIES.

                                    Exhibit 4

                        Form of Non Disclosure Agreement

     In consideration of and as a condition of my employment or continued employment by ________________ (the "Company") and the compensation paid therefor:

     1. I hereby acknowledge that all Proprietary Information (as defined below) is the exclusive property of Genicom International or the parties that disclosed or delivered it to Genicom International (the "Licensors") and that all Proprietary Information shall be and remain the exclusive property of Genicom International of the Licensors and that I shall have no ownership rights therein.

     2. The term "Proprietary Information" shall mean and include, but not be limited to, the following information, whether or not reduced to writing and whether or not patentable: technical information regarding the products and services that Genicom International markets, marketing techniques, pricing policies, customer lists and requirements, financial information, discoveries, concepts, techniques, designs and specifications, any information or material relating to the manner in which Genicom International or the Licensors do business, and any information or material relating to the business or activities of Genicom International or the Licensors that is not generally known to the public.

     3. I agree that without Genicom International's written consent, I will not at any time disclose to others or use for my own benefit any Proprietary Information of Genicom International or the Licensors or any of their respective clients, customers, consultants, licensors, suppliers or affiliates, except while, and to the extent necessary to perform my particular duties as an employee of Company, so long as and to the extent that, Company is an authorized service provider of Genicom International.


-------------------------------

Name:
      -------------------------

Date:
      -------------------------

Exhibit 5A

Genicom International Distributor Price

                              JULY 2000 PRICE LIST

GENICOM microLaser 210 and 210N

[GRAPHIC]

English

o    21 Page per minute laser printer

o    600X600 or 1200X1200 dpi at rated speed

o    133 Mhz MIPS/RISC 64-bit processor

o    16MB standard, 96MB maximum

o    Paper size A4, A5, Letter, Executive, 60-216 GSM

o    Duty cycle 75,000 pages per month

o    Standard paper input 650 sht and 500 sht output

o    Maximum paper input 1650 sheets input, 1000 sht output

o    Language: Adobe PostScript level 3, PCL

o    Driver support: Windows 3.11, 95, 98, 2000, NT4.0, Macintosh

o    Network support: TCP/IP, IPX/SPX, LAT, EtherTalk

o System support: Novell Netware; IPX/SPX; Telnet Microsoft LAN manager; HP-UX; Solaris; NetBios; SNMP V3/4

-----------------------------------------------------------------------------------------------------------------------------
Partnumber               Description                       Currency   Qty1   Enduser   Tier 1   Tier 2   Qty2  Tier 1  Tier 2
                                                           EURO               list
-----------------------------------------------------------------------------------------------------------------------------
PRINTERS
-----------------------------------------------------------------------------------------------------------------------------
3P7521BOOGNM01           microLaser 210 parallel, 21ppm, 16Mb           4      1.585    1.171    1.110
3P7521BOOGNM11           microLaser 210, Network, 21ppm, 16Mb,
                           10/100BaseT + 10Base2                        4      1.889    1.393    1.320
-----------------------------------------------------------------------------------------------------------------------------

OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
6A1236P01                mL210 duplex option                            1        366      270      256
6A1238P01                mL210 sheet feeder with A4 universal 500
                           sheet cassette                               1        421      311      295
6A1237P01                mL210 sheet feeder cassette only               1        221      164      155
6A1239P01                mL210 Envelope feeder                          1        416      307      291
6A1240P01                mL210 Face up catch tray                       1        110       81       77
6A1241P01                mL210 Offset catch tray                        1        450      332      315
-----------------------------------------------------------------------------------------------------------------------------

CONNECTIVITY
-----------------------------------------------------------------------------------------------------------------------------
6A0620P01                mL320/mL401/mL280/mL210 network card
                           10/100BaseT and Base2                        1        457      295      280
6A1255P01                mL280/mL210 SCS Internal COAX Interface        1        457      335      318
6A1256P01                mL280/mL210 SCS Internal TWINAX Interface      1        457      335      318
6A1257P01                mL280/mL210 IPDS Internal COAX Interface       1        988      730      692
6A1258P01                mL280/mL210 IPDS Internal TWINAX Interface     1        988      730      692
6A1269P01                mL280/mL210 IPDS over LAN Internal
                           Interface                                    1        516      382      362
6A0688P01                mL320/mL401/mL280/mL210 RS232 serial
                           Interface                                    1        134      101       96
-----------------------------------------------------------------------------------------------------------------------------

MEMORY
-----------------------------------------------------------------------------------------------------------------------------
6A0622P01                mL320/mL401/mL280/mL210 Flash SIMM option
                           (8MB)                                        1        149       97       92
6A0103P01                16 Mb EDO-RAM                                  1        182      134      127
6A0621P01                mL320/mL401/mL280/mL210 32MB memory            1        495      320      304
-----------------------------------------------------------------------------------------------------------------------------

SUPPLIES
-----------------------------------------------------------------------------------------------------------------------------
6A1235P01                Toner cartridge (15,000 pages)                 1        195   146,06   138,45
6A1243P01                Maintenance kit (200,000 pages)                1        350   294,00   238,00
-----------------------------------------------------------------------------------------------------------------------------

WARRANTY
-----------------------------------------------------------------------------------------------------------------------------
One year Service Parts
-----------------------------------------------------------------------------------------------------------------------------

                              JULY 2000 PRICE LIST

GENICOM microLaser C4

[GRAPHIC]

English

o    4-16PPM Page per minute laser printer

o    600X600 dpi, 2400X600 dpi (with additional memory)

o    133 Mhz NEC VR4300 RISC processor

o    24MB standard, 384MB maximum

o    Paper size A4, A5, Letter, Executive, 60-90 GSM

o    Parallel, Ethernet (Thinwire, UTP)

o    Duty cycle 5,000 pages per month

o    Paperhandling 250 sht input, 250 sht output (optional 250 input)

o    Language: PostScript level 2, PCL 5e

o    Driver support: Windows 3.1, 95, NT3.51, NT4.0, Apple Mac 7.x

o    Network support: TCP/IP, IPX/SPX, NetBIOS, EtherTalk

o Novell Netware 3.12, 4.1, 4.11; IBM AIX 4.1; HP-UX 9.x, 10.x; Solaris V2.5; SunOs V4.12; sgi v5.3;

---------------------------------------------------------------------------------------------------------------------------
Partnumber          Description                       Currency   Qty1   Enduser   Tier 1   Tier 2   Qty2   Tier 1   Tier 2
                                                      EURO               list
---------------------------------------------------------------------------------------------------------------------------
PRINTERS
---------------------------------------------------------------------------------------------------------------------------
3P74C4B00APQ01      microLaser C4, full color, 4-16ppm, 250
                      Sheet Input, 24 Mb Ram                      1     3.128     2.310    2.189       3    2.244    2.127
---------------------------------------------------------------------------------------------------------------------------

OPTIONS
---------------------------------------------------------------------------------------------------------------------------
6A0457P01           Lower Paper Feeder (250 Sheet)                1       660       494      468
6A0456P01           Universal Paper Tray (250 Sheet)              1       174       130      124
6A0455P01           Letter/A4 Paper Tray (250 Sheet)              1       174       130      124
6A0422P01           540Mb IDE Internal Hard Drive                 1       751       530      503
6A0439P01           SCSI Adaptor                                  1       289       204      194
6A0438P01           IBM Token-Ring Interface                      1     1.490     1.053      998
6A0430P01           HP Pro Collection Font SIMM                   1       321       223      212
6A0431P01           Intellifont SIMM                              1       437       328      310
6A0437P01           Time of Day Clock                             1        96        71       68
6A0427P01           Alert Box                                     1       452       320      303
6A0426P01           Security Key                                  1       149       106      100
---------------------------------------------------------------------------------------------------------------------------

MEMORY
---------------------------------------------------------------------------------------------------------------------------
6A0101P01           4 Mb EDO--RAM                                  1       80        44      42
6A0102P01           8 Mb EDO--RAM                                  1      100        74      70
6A0103P01           16 Mb EDO--RAM                                 1      182       134     127
6A0104P01           32 Mb EDO--RAM                                 1      364       269     255
6A0533G01           64 Mb EDO--RAM                                 1      705       520     493
6A0542G01           128 Mb EDO--RAM                                1    1.408     1.040     986
---------------------------------------------------------------------------------------------------------------------------

SUPPLIES
---------------------------------------------------------------------------------------------------------------------------
5A6140B01           Yellow Toner cartridge                        1       159    122,62   116,23
5A6139B01           Magenta Toner cartridge                       1       159    122,62   116,23
5A6138B01           Cyan Toner cartridge                          1       159    122,62   116,23
5A6137B01           Black Toner cartridge                         1       153    118,09   111,93
5A6141B01           Waste Toner Pack                              1        20     15,60    14,79
5A6142B01           OPC belt                                      1       302    233,74   221,55
5A6143B01           Fuser cleaning Roller & Oil Kit               1       109     84,19    79,80
5A6144B01           Fuser cleaning Roller                         1        52     39,67    37,60
---------------------------------------------------------------------------------------------------------------------------

WARRANTY
---------------------------------------------------------------------------------------------------------------------------
One year Service Parts
---------------------------------------------------------------------------------------------------------------------------

                              JULY 2000 PRICE LIST

GENICOM microLaser 320 and 401

[GRAPHIC]

English

o    mL320 is 32 page per minute laser printer

o    mL401 is 40 page per minute laser printer

o    1200X1200 dpi at rated speed

o    166 Mhz MIPS/RISC 64-bit processor

o    32MB standard, 96MB maximum

o    Paper size A3, A4, A5, Letter, Executive, 60-105 GSM

o    mL320 duty cycle 150,000 pages per month

o    mL401 duty cycle 200,000 pages per month

o    Standard paper input 1050 sht and 500 sht output

o    Optional paper input 2500 sheets Input, 2200 sht output

o    Language: Adobe PostScript level 3, PCL 5e

o    Driver support: Windows 3.11, 95, 98, NT4.0, Macintosh

o    Network support: TCP/IP, IPX/SPX, LAT, EtherTalk

o System Support: Novell Netware; IPX/SPX; Telnet Microsoft LAN manager; HP-UX; Solaris; NetBios; SNMP V3/4

----------------------------------------------------------------------------------------------------------------------------
Partnumber          Description                       Currency   Qty1  Enduser   Tier 1   Tier 2    Qty2    Tier 1   Tier 2
                                                      EURO              list
----------------------------------------------------------------------------------------------------------------------------
PRINTERS
----------------------------------------------------------------------------------------------------------------------------
3P7540B00GNM01      microLaser 401 Parallel, 40ppm, 32 MB         1     3.450     2.621    2.484      3      2.541    2.408
3P7540B00GNM11      microLaser 401 Network, 40ppm, 32 Mb,
                      10/100BaseT + 10Base2                       1     3.652     2.772    2.627      3      2.698    2.557
3P7532B00GNM01      microLaser 320 parallel, 32ppm, 32 Mb         1     3.062     2.326    2.204      3      2.261    2.143
3P7532B00GNM11      microLaser 320 Network, 32ppm, 32Mb,
                      10/100BaseT + 10Base2                       1     3.271     2.485    2.355      3      2.416    2.290
----------------------------------------------------------------------------------------------------------------------------

OPTIONS
----------------------------------------------------------------------------------------------------------------------------
6A0551P01           mL320/mL401 duplexer                          1       708       458      434
6A0552P01           mL320/mL401 3 tray high cap. Feeder           1     1.503       972      922
6A0553P01           mL320/mL401 Face up tray                      1       106        69       65
6A0554P01           mL320/mL401 10 bin mailbox/collator unit      1     1.503       972      922
6A0555P01           mL320/mL401 envelop feeder unit               1       536       347      329
6A0557P01           mL320/mL401 3 bin stapler/stacker unit        1     2.577     1.667    1.580
----------------------------------------------------------------------------------------------------------------------------

CONNECTIVITY
----------------------------------------------------------------------------------------------------------------------------
6A0620P01           mL320/mL401/mL280/mL210 network card
                      10/100 BaseT and Base2                      1       457       295      280
6A0688P01           mL320/mL401/mL280/mL210 RS232 serial
                      Interface                                   1       134       101       96
6A0639P01           mL320/mL401 SCS Internal COAX Interface       1       457       335      318
6A0640P01           mL320/mL401 SCS Internal TWINAX Interface     1       457       335      318
6A0641P01           mL320/mL401 IP0S/SCS Internal COAX
                      Interface                                   1       988       730      692
6A0642P01           mL320/mL401 IP0S Internal TWINAX Interface    1       988       730      692
6A1202P01           mL320/mL401 UK Enet 10/100 IP0S External
                      Interface                                   1     1.195       883      837
6A1203P01           mL320/mL401 European Enet 10/100 IPDS         1     1.195       883      837
                      External Interface
----------------------------------------------------------------------------------------------------------------------------

MEMORY
----------------------------------------------------------------------------------------------------------------------------
6A0621P01           mL320/mL401/mL280/mL210 32MB memory           1       495       320      304
----------------------------------------------------------------------------------------------------------------------------

SUPPLIES
----------------------------------------------------------------------------------------------------------------------------
5A6530P01           Toner Cartridge mL320/mL401 (23K pgs)         1       309    238,74   226,29
5A6565P01           mL320/mL401 Staple Refill, 3 sets (3 X
                      5000 staples)                               1        48     37,30    35,36
5A6545P01           Maintenance Kit mL320/mL401 (300,000 pgs)     1       745    574,94   544,97
----------------------------------------------------------------------------------------------------------------------------

WARRANTY
----------------------------------------------------------------------------------------------------------------------------
One year Service Parts
----------------------------------------------------------------------------------------------------------------------------

                              JULY 2000 PRICE LIST

GENICOM microLaser 170/microLaser 170N

[GRAPHIC]

English

o    16 Page per minute laser printer

o    600X600 dpi, 2400X600 dpi (software enhanced)

o    125 Mhz MIPS controller

o    12MB standard, 67MB maximum

o    Paper size A4, A5, Letter, Executive, 60-90 GSM

o    Duty cycle 35,000 pages per month

o    Standard paper handling 500 sht input, 250 sht output

o    Max paper handling 1050 sht Input/500 output

o    Language: PostScript level 2, PCL 6

o    Driver support: Windows 3.1, 95, 98, NT3.51, NT4.0

o    Network support: TCP/IP, IPX/SPX, LAT, NetBIOS

o System support: Novell Netware 3.12, 4.1, 4.11: IBM AIX 4.1; HP-UX 9.x, 10.x; Solaris V2.5; SunOs V4.12; sgi v5.3;

----------------------------------------------------------------------------------------------------------------------------
Partnumber          Description                       Currency   Qty1   Enduser    Tier 1   Tier 2   Qty2    Tier 1   Tier 2
                                                      EURO               list
----------------------------------------------------------------------------------------------------------------------------
PRINTERS
----------------------------------------------------------------------------------------------------------------------------
3P7217B00APF01      microLaser 170, 16 ppm, 500 sheets input,
                      12 Mbs                                      3     1.278       944      895      8        917      869
3P7217B00APF11      microLaser 170, 16 ppm, 500 sheets input,
                      12 Mb, Ethernet 10/100 Base-T and 10 Base 2 3     1.601     1.182    1.120      8      1.148    1.088
----------------------------------------------------------------------------------------------------------------------------

OPTIONS
----------------------------------------------------------------------------------------------------------------------------
6A0606P01           500 sheet adjustable paper tray (for 1st
                      feeder)                                     1       150       106      100
6A0607P01           500 sheet adjustable paper tray
                      (for 2nd feeder)                            1       150       106      100
6A0605P01           2nd paper feeder incl. a 500 sheet paper
                      tray                                        1       432       305      290
6A0522P01           Multi function paper tray                     1       166       117      111
6A0523P01           Duplex option                                 1       533       376      357
6A0525P01           IBM/Epson Emulation card                      1       242       171      162
6A0526P01           Flash ROM SIMM 4 MB                           1       199       140      133
6A0524P01           Barcode SIMM                                  1       242       171      162
6A0527P01           Infrared interface kit                        1       317       224      212
----------------------------------------------------------------------------------------------------------------------------

MEMORY
----------------------------------------------------------------------------------------------------------------------------
6A0101P01           4 Mb EDO-RAM                                  1        60        44       42
6A0102P01           8 Mb EDO-RAM                                  1       100        74       70
6A0103P01           16 Mb EDO-RAM                                 1       182       134      127
6A0104P01           32 Mb EDO-RAM                                 1       364       269      255
----------------------------------------------------------------------------------------------------------------------------

SUPPLIES
----------------------------------------------------------------------------------------------------------------------------
5A6555B01           Toner Cartridge + cleaning parts (2 each
                    10,000 pages)                                 1       106     83,03    78,70
5A6556B01           OPC drum (40K pages)                          1       261    201,55   191,04
----------------------------------------------------------------------------------------------------------------------------

WARRANTY
----------------------------------------------------------------------------------------------------------------------------
One year Service Parts
----------------------------------------------------------------------------------------------------------------------------

                              JULY 2000 PRICE LIST

GENICOM microLaser 280/microLaser 280N

[GRAPHIC]

English

o    28 Page per minute laser printer

o    1200 x 1200 dpi at rated speed

o    166 Mhz MIPS/RISC 64-bit processor

o    16 MB standard, 96 MB maximum

o    Paper size A3, A4, A5, Letter, Executive, 60-105 GSM

o    Duty cycle 100,000 pages per month

o    Standard paper input 650 sht and 500 sht output

o    Maximum paper input 3150 sheets input, 1000 sht output

o    Language: Adobe PostScript level 3, PCL

o    Driver support: Windows 3.11, 95, 98, NT 4.0, Macintosh

o    Network support: TCP/IP, IPX/SPX LAT, EtherTalk

o System support: Novell Netware; IPX/SPX; Telnet Microsoft LAN manager; HP-UX; Solaris; NetBios; SNMP V3/4

----------------------------------------------------------------------------------------------------------------------------
Partnumber          Description                       Currency   Qty1   Enduser    Tier 1   Tier 2   Qty2   Tier 1   Tier 2
                                                      EURO               list
----------------------------------------------------------------------------------------------------------------------------
PRINTERS
----------------------------------------------------------------------------------------------------------------------------
3P7528B00GNM01      MicroLaser 280 parallel, 28ppm, 16Mb          4     2.465     1.821    1.726      8      1.769    1.677
3P7528B00GNM11      MicroLaser 280 Network, 28ppm, 16Mb,
                      10/100BaseT + 10Base2                       4     2.788     2.059    1.952      8      2.000    1.896
----------------------------------------------------------------------------------------------------------------------------

OPTIONS
----------------------------------------------------------------------------------------------------------------------------
6A1224P01           mL280 duplex option                           1       418       313      297
6A1223P01           mL280 sheet feeder with A4 universal 500
                      sheet cassette                              1       472       354      335
6A1227P01           mL280 sheet feeder with A3 universal 500
                      sheet cassette                              1       504       377      358
6A1226P01           mL280 high capacity input feeder 2000
                      sheets A4                                   1     1.503     1.125    1.067
6A1228P01           mL280 universal A4 cassette 500 sheet         1       183       137      130
6A1229P01           mL280 universal A3 cassette 500 sheet         1       188       141      133
6A1225P01           mL280 output stacker with catch tray 500
                      sheets A4                                   1       525       393      373
----------------------------------------------------------------------------------------------------------------------------

CONNECTIVITY
----------------------------------------------------------------------------------------------------------------------------
6A0620P01           mL320/mL401/mL280/mL210 network card
                      10/100BaseT and Base2                       1       457       295      280
6A1255P01           mL280/mL210 SCS Internal COAX interface       1       457       335      318
6A1256P01           mL280/mL210 SCS Internal TWINAX interface     1       457       335      318
6A1257P01           mL280/mL210 IPDS Internal COAX interface      1       988       730      692
6A1258P01           mL280/mL210 IPDS Internal TWINAX interface    1       988       730      692
6A1269P01           mL280/mL210 IPDS over LAN internal
                      interface                                   1       516       382      362
6A0688P01           mL320/mL401/mL280/mL210 RS232 serial
                      interface                                   1       134       101       96
----------------------------------------------------------------------------------------------------------------------------

MEMORY
----------------------------------------------------------------------------------------------------------------------------
6A0622P01           mL320/mL401/mL280/mL210 Flash SIMM
                      option (8MB)                                1       149        97       92
6A0103P01           16Mb EDO-RAM                                  1       182       134      127
6A0621P01           mL320/mL401/mL280/mL210 32MB memory           1       495       320      304
----------------------------------------------------------------------------------------------------------------------------

SUPPLIES
----------------------------------------------------------------------------------------------------------------------------
6A1215P01           Toner cartridge (17,000) pages                1       262    202,53   191,97
6A1246P01           Maintenance Kit mL280 (200,000 pgs)           1       413    318,73   302,11
----------------------------------------------------------------------------------------------------------------------------

WARRANTY
----------------------------------------------------------------------------------------------------------------------------
One year Service Parts
----------------------------------------------------------------------------------------------------------------------------

                              JULY 2000 PRICE LIST

GENICOM PORTABLE THERMAL PRINTER 6241

[GRAPHIC]

English

o    Direct thermal printing at 2 ips.

o    Print width 4.09 inches.

o    Compact size and compact price.

o    Rugged package weighs less than 4 pounds.

o    20 popular bar code symbologies.

o    Prints over 300 labels (4 X 3 inches) on a single charge.

o    Linerless lable models.

o    Auto battery conservation mode.

o    Auto label sensing and adjustment.

o    Year 2000 compliant.

------------------------------------------------------------------------------------------------------------------------------
Partnumber               Description                                         Currency    QTY1    Enduser      1-Tier   2-Tier
                                                                             EURO
------------------------------------------------------------------------------------------------------------------------------
PRINTERS
------------------------------------------------------------------------------------------------------------------------------
3P6241AB000A1            6241 Direct Thermal Port, 4", Serial, 220V                        3         907        575      545
3P6241AB001A1            6241 Direct Thermal Port, 4", Serial, 220V, Linerless Label
                           Capacity                                                        3         907        575      545
------------------------------------------------------------------------------------------------------------------------------

OPTIONS
------------------------------------------------------------------------------------------------------------------------------
5A2405P42                NiCad Battery Pack                                                1         102         65       61
5A2405P27                12v Battery Eliminator                                            1         102         65       61
5A2405P28                24v-36v Battery Eliminator                                        1         161        102       97
5A2405P41                2-Slot Fast Charger                                               1         209        133      126
5A2405P39                Keyboard Display                                                  1         242        153      145
5A2405P30                Vehicle Mount Bracket                                             1         160        101       96
5A2405P31                Soft Carrying Case                                                1         160        101       96
------------------------------------------------------------------------------------------------------------------------------

SOFTWARE
------------------------------------------------------------------------------------------------------------------------------
5A2405P05                Create-A-Label 3 (DOS) - ALL                                      1         317        201      190
5A2405P101               LabelView Basic                                                   1         263        167      158
5A2405P102               LabelView Pro                                                     1         532        337      319
5A2405P103               LabelView Gold                                                    1       1.069        667      641
5A2405P104               LabelView Pro Run Time                                            1         263        167      158
5A2405P105               LabelView Gold Run Time                                           1         532        337      319
5A2405P203               LabelView Gold Network 3 User                                     1       2.132      1.350    1.279
5A2405P205               LabelView Gold Network 5 User                                     1       3.196      2.023    1.918
5A2405P210               LabelView Gold Network 10 User                                    1       5.855      3.706    3.513
5A2405P225               LabelView Gold Network 25 User                                    1      13.831      8.755    8.299
5A2405P250               LabelView Gold Network 50 User                                    1      27.257     17.254   16.354
------------------------------------------------------------------------------------------------------------------------------

SUPPLIES
------------------------------------------------------------------------------------------------------------------------------
105905-007               Print head Assy with cable & Gap sensor                           1         242     191,26   181,29
5A6111P01                Demo and sample Kit                                               1           6       3,59     3,40
800007-102               Resin, 91m length, 63.5 mm width                                 12          13       7,95     7,54
800007-103               Resin, 91m length, 83.5 mm width                                 12          17      10,52     9,97
800007-104               Resin, 91m length, 110 mm width                                  12          23      13,81    13,09
800009-103               Wax/Resin, 91 m length, 83.5 mm width                            12          11       6,93     6,57
800009-104               Wax/Resin, 91 m length, 110 mm width                             12          15       9,09     8,62
800008-101               Wax, 91m length, 33 mm width                                     12           3       1,93     1,83
800008-102               Wax, 91m length, 63.5 mm width                                   12           6       3,73     3,54
800008-103               Wax, 91m length, 83.5 mm width                                   12           7       4,83     4,58
800008-104               Wax, 91m length, 110 mm width                                    12          10       6,36     6,03
------------------------------------------------------------------------------------------------------------------------------

                              JULY 2000 PRICE LIST

GENICOM DESKTOP THERMAL PRINTER 6322-DT

[GRAPHIC]

English

o    Direct thermal printing at 2 ips.

o    Print width 2.2 inches.

o    Dramatically lower prices than other similar printers.

o    Sharp and reliable bar codes, text, and graphics.

o    Exploits new design technologies and streamlined manufacturing techniques.

o    Popular industrial bar codes including two-dimensional.

o    On-demand label dispenser.

o    Five resident font styles.

o    Year 2000 compliant.

------------------------------------------------------------------------------------------------------------------------------
Partnumber               Description                                         Currency    QTY1    Enduser      1-Tier   2-Tier
                                                                             EURO
------------------------------------------------------------------------------------------------------------------------------
PRINTERS
------------------------------------------------------------------------------------------------------------------------------

PRINTERS
------------------------------------------------------------------------------------------------------------------------------
3P6322DB000A1            6322-DT Direct Thermal Desk, 2", Parallel, 220 V                  5         587        372      352
3P6322DB001A1            6322-DT Direct Thermal Desk, 2", Serial, 220 V                    5         587        372      352
------------------------------------------------------------------------------------------------------------------------------

OPTIONS
------------------------------------------------------------------------------------------------------------------------------
5A2405P20                2" Battery                                                        1         266        169      160
5A2405P19                Power Rewinder                                                    1         424        269      255
5A2405P07                Clock Chip                                                        1          24         15       14
5A2405P06                Keyboard Display                                                  1         242        153      145
------------------------------------------------------------------------------------------------------------------------------

Factory Installed
------------------------------------------------------------------------------------------------------------------------------
5A2405G15                Label Taken Sensor                                                1          17         11       10
5A2405G08                Black Line Sensor                                                 1          13          8        8
------------------------------------------------------------------------------------------------------------------------------

SOFTWARE
------------------------------------------------------------------------------------------------------------------------------
5A2405P05                Create-A-Label 3 (DOS) - ALL                                      1         317        201      190
5A2405P101               LabelView Basic                                                   1         263        167      158
5A2405P102               LabelView Pro                                                     1         532        337      319
5A2405P103               LabelView Gold                                                    1       1.069        677      641
5A2405P104               LabelView Pro Run Time                                            1         263        167      158
5A2405P105               LabelView Gold Run Time                                           1         532        337      319
5A2405P203               LabelView Gold Network 3 User                                     1       2.132      1.350    1.279
5A2405P205               LabelView Gold Network 5 User                                     1       3.196      2.023    1.918
5A2405P210               LabelView Gold Network 10 User                                    1       5.855      3.706    3.513
5A2405P225               LabelView Gold Network 25 User                                    1      13.831      8.755    8.299
5A2405P250               LabelView Gold Network 50 User                                    1      27.257     17.254   16.354
------------------------------------------------------------------------------------------------------------------------------

SUPPLIES
------------------------------------------------------------------------------------------------------------------------------
105903-001               Print head Assy 2"                                                1         150     119,00   112,80
5A6112P01                Demo and sample Kit                                               1          14       8,07     7,65
------------------------------------------------------------------------------------------------------------------------------

WARRANTY
------------------------------------------------------------------------------------------------------------------------------
One year Service Parts
------------------------------------------------------------------------------------------------------------------------------

                              JULY 2000 PRICE LIST

GENICOM  DESKTOP THERMAL PRINTER 6342-DT/6342/6342-H

[GRAPHIC]

English

o    Direct thermal and thermal transfer printing at 2 ips.

o    Maximum print width 4.09 inches.

o Small footprint and small cost, but huge advantage in label and tag printing.

o    Three models including 300 dpi version.

o    Easy-to-load label and ribbon path.

o    Label backfeed for maximum label savings.

o    See-through cover for checking supply.

o    Supports most bar code symbologies including two-dimensional.

o    Year 2000 compliant.

------------------------------------------------------------------------------------------------------------------------------
Partnumber               Description                                         Currency    QTY1    Enduser      1-Tier   2-Tier
                                                                             EURO
------------------------------------------------------------------------------------------------------------------------------
PRINTERS
------------------------------------------------------------------------------------------------------------------------------
3P6342DB000A2            6342-DT Direct Thermal Desk, 4", Par&Ser, 220V                    5         618        391      371
3P6342AB000A2            6342 Thermal Transfer Desk, 4", Par&Ser,220V                      5         725        459      435
3P6342HB000A2            6342-H, Thermal Transfer Desk, 4", 300DPI, Par&Ser,220V           5         907        575      545
------------------------------------------------------------------------------------------------------------------------------

OPTIONS
------------------------------------------------------------------------------------------------------------------------------
5A2405P04                128K Memory Chip                                                  1          38         24       23
5A2405P07                Clock Chip                                                        1          24         15       14
5A2405P09                Cartridge W/128K Memory                                           1          75         48       45
5A2405P22                4" Battery                                                        1         266        169      160
5A2405P17                Automatic Cutter                                                  1         322        204      193
5A2405P19                Power Rewinder                                                    1         424        269      255
5A2405P06                Keyboard Display                                                  1         242        153      145
------------------------------------------------------------------------------------------------------------------------------

Factory Installed
------------------------------------------------------------------------------------------------------------------------------
5A2405G15                Label Taken Sensor                                                1          17         11       10
5A2405G08                Black Line Sensor                                                 1          13          8        8
------------------------------------------------------------------------------------------------------------------------------

SOFTWARE
------------------------------------------------------------------------------------------------------------------------------
5A2405P05                Create-A-Label 3 (DOS) - ALL                                      1         317        201      190
5A2405P101               LabelView Basic                                                   1         263        167      158
5A2405P102               LabelView Pro                                                     1         532        337      319
5A2405P103               LabelView Gold                                                    1       1.069        677      641
5A2405P104               LabelView Pro Run Time                                            1         263        167      158
5A2405P105               LabelView Gold Run Time                                           1         532        337      319
5A2405P203               LabelView Gold Network 3 User                                     1       2.132      1.350    1.279
5A2405P205               LabelView Gold Network 5 User                                     1       3.196      2.023    1.918
5A2405P210               LabelView Gold Network 10 User                                    1       5.855      3.706    3.513
5A2405P225               LabelView Gold Network 25 User                                    1      13.831      8.755    8.299
5A2405P250               LabelView Gold Network 50 User                                    1      27.257     17.254   16.354
------------------------------------------------------------------------------------------------------------------------------

SUPPLIES
------------------------------------------------------------------------------------------------------------------------------
105950-020               Print head Assy 4" 6342DT, 6342                                   1         215     170,01   161,14
105903-055               Print head Assy 4" 6342H                                          1         412     325,78   308,80
5A6114P01                Demo and sample Kit                                               1          79      48,87    46,32
800007-102               Resin, 91m length, 63.5 mm width                                 12          13       7,95     7,54
800007-103               Resin, 91m length, 83.5 mm width                                 12          17      10,52     9,97
800007-104               Resin, 91m length, 110 mm width                                  12          23      13,81    13,09
800009-103               Wax/Resin, 91m length, 83.5 mm width                             12          11       6,93     6,57
800009-104               Wax/Resin, 91m length, 110 mm width                              12          15       9,09     8,62
800008-101               Wax, 91m length, 33 mm width                                     12           3       1,93     1,83
800008-102               Wax, 91m length, 63.5 mm width                                   12           6       3,73     3,54
800008-103               Wax, 91m length, 83.5 mm width                                   12           7       4,83     4,58
800008-104               Wax, 91m length, 110 mm width                                    12          10       6,36     6,03
------------------------------------------------------------------------------------------------------------------------------

                              JULY 2000 PRICE LIST

GENICOM INDUSTRIAL THERMAL PRINTER 6441/6442

[GRAPHIC]

English

o    Direct thermal and thermal transfer printing at max 6 ips.

o    Maximum print width 4.09 inches.

o    Superior bar codes, text, and graphics.

o    Rugged steel cabinet for durability.

o    One of the most cost-effective printers of its class in the industry.

o    Popular industrial bar codes including two-dimensional.

o    Easy-to-use command language.

o    Line and box drawing features.

o    Year 2000 compliant.

------------------------------------------------------------------------------------------------------------------------------
Partnumber               Description                                         Currency    Qty1    Enduser      1-Tier   2-Tier
                                                                             EURO
------------------------------------------------------------------------------------------------------------------------------
PRINTERS
------------------------------------------------------------------------------------------------------------------------------
3P6442AB000A2            6442, Thermal Transfer Industrial, Par&Ser 220V                   2       1.503        952      902
3P6441AB000A2            6441 Thermal Transfer Industrial, 4", Par&Ser 220V                2       1.654      1.048      994
------------------------------------------------------------------------------------------------------------------------------

OPTIONS
------------------------------------------------------------------------------------------------------------------------------
5A2405P04                128K Memory Chip                                                  1          38         24       23
5A2405P03                2D Bar Code Option                                                1         224        142      134
5A2405P07                Clock Chip                                                        1          24         15       14
5A2405P11                Cutter Catch Tray                                                 1         102         65       61
5A2405P06                Keyboard Display                                                  1         242        153      145
------------------------------------------------------------------------------------------------------------------------------

Technician Installable
------------------------------------------------------------------------------------------------------------------------------
5A2405P47T               Flash Memory 512 K                                                1          43         27       26
5A2405P10T               Cutter                                                            1         854        541      512
------------------------------------------------------------------------------------------------------------------------------

Factory Installed
------------------------------------------------------------------------------------------------------------------------------
5A2405G47                Flash Memory 512 K                                                1          43         27       26
5A2405G10                Cutter                                                            1         854        541      512
------------------------------------------------------------------------------------------------------------------------------

SOFTWARE
------------------------------------------------------------------------------------------------------------------------------
5A2405P05                Create-A-Label 3 (DOS) - ALL                                      1         317        201      190
5A2405P101               LabelView Basic                                                   1         263        167      158
5A2405P102               LabelView Pro                                                     1         532        337      319
5A2405P103               LabelView Gold                                                    1       1.069        677      641
5A2405P104               LabelView Pro Run Time                                            1         263        167      158
5A2405P105               LabelView Gold Run Time                                           1         532        337      319
5A2405P203               LabelView Gold Network 3 User                                     1       2.132      1.350    1.279
5A2405P205               LabelView Gold Network 5 User                                     1       3.196      2.023    1.916
5A2405P210               LabelView Gold Network 10 User                                    1       5.855      3.706    3.513
5A2405P225               LabelView Gold Network 25 User                                    1      13.831      8.755    8.299
5A2405P250               LabelView Gold Network 50 User                                    1      27.257     17.254   16.354
------------------------------------------------------------------------------------------------------------------------------

SUPPLIES
------------------------------------------------------------------------------------------------------------------------------
105902-091               Print head Assy 4" 6442                                           1         248     196,07   185,85
105902-012               Print head Assy 4" 6441                                           1         424     335,76   318,26
5A6115P01                Demo and sample kit                                               1          39      24,03    22,78
800011-101               Wax/Resin, 360 m length, 33 mm width                             12          18      10,86    10,29
800005-103               Resin, 360 m length, 83 mm width                                 12          68      41,60    39,43
800005-104               Resin, 360 m length, 110 mm width                                12          90      55,12    52,25
800010-104               Wax, 362 m length, 110 mm width                                  12          41      25,00    23,70
------------------------------------------------------------------------------------------------------------------------------

                              PRICE LIST JULY 2000

GENICOM 3800/3900 SERIAL IMPACT MATRIX PRINTERS

[GRAPHIC]

English:

600 & 900 CPS
27,000 & 35,000 pages per Month
15 Million Character Ribbon
Choice of 3 Cabinets
Two Tractor Feeds (Except 38/3910 models)
Baroodes & Oversize characters
Optional IBM SCS & IPDS interface
Optional IGP/OMS
Zero Tear
700 Million Char Printhead
Yough Industrial Rated Printer

-----------------------------------------------------------------------------------------------------------------------------
Partnumber               Description                                         Currency    Qty1     Enduser    2 Tier   1 Tier
                                                                             EURO                 list       Dist     Partner
-----------------------------------------------------------------------------------------------------------------------------

PRINTERS: 3800 Series ASCII Models
-----------------------------------------------------------------------------------------------------------------------------
3S3870AAD82D3            3870 900 CPS 18 Wire Dual Path, Auto Gap                          9      3.392      1.865    1.959
3S3841AAA132C3           3810S 600 CPS, 18 wire, Manual Gap adjust, Single Path            9      2.568      1.412    1.483
3S3841AAA212C3           3812 600 CPS, 18 wire, Manual Gap adjust, Single Path,
                           IGP/0MS                                                         9      3.299      1.814    1.905
3S3841AAA022C4           3840EP 600 CPS, 18 wire, Auto Gap adjust, Dual Path               9      3.025      1.664    1.747
3S3841AAA022C7           3840EM 600 CPS, 18 wire, Manual Gap adjust, Dual Path             9      3.025      1.664    1.747
3S3841AAA222C3           3842 600 CPS, 18 wire, Auto Gap adjust, Dual Path, IGP/0MS        9      3.758      2.067    2.170
-----------------------------------------------------------------------------------------------------------------------------

PRINTERS: 3900 series IBM Connectivity Models
-----------------------------------------------------------------------------------------------------------------------------
3S3972AAD82D1            3972 900 CPS 18 wire IGP/0MS/SCS Auto Gap Dual Path CX/TX         9      4.551      2.503    2.629
3S3972AAD82D1            3974 900 CPS 18 wire IPDS, Auto Gap Dual Path CX/TX               9      5.306      2.918    3,064
3S3841AAA152C2           3910IS 600 CPS, 18 wire, manual gap adjust, Single Path,
                           TX/CX                                                           9      3.632      1.997    2.097
3S3841AAA122C7           3940IP 600 CPS, 18 wire, Auto Gap adjust, Dual Path, TX/CX        9      4.129      2.271    2.384
-----------------------------------------------------------------------------------------------------------------------------

OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
3A1213B01                Universal Pedestal                                                1        214        118      123
3A1213B05                Paper Catch Tray for Universal Pedestal                           1         54         30       31
3A1213B06                Forms Rack                                                        1         60         33       34
3A0113B01                Output Paper Rack                                                 1        115         63       66
3A0120B01                Paper Basket                                                      1         29         16       17
3A0279B05                RS422 Interface Kit                                               1        850        468      491
399                      European printer stand                                            1        460        253      266
SSH-8000                 Quietized printer cabinet                                         1      2.010      1.106    1.161
3B1433B01                Paper Shear Kit for 3870                                          1        479        263      277
3A0123BO4                Catch tray for Paper Sheet Kit-3870                               1         68         38       39
3B1433B02                Paper Shear Kit with catch tray for 3870                          1        543        299      314
3A1645B01                Paper Shear Cutter refurb kit for 3870                            1        149         82       86
-----------------------------------------------------------------------------------------------------------------------------

SUPPLIES
-----------------------------------------------------------------------------------------------------------------------------
3A0100B02                Black Fabric 15 Million Characters 3810/3840 & 3910/3940 only    12         42      24,24    25,67
3A0100B03                Black Fabric 15 Million Characters infrared 3810/3840 &
                           3910/3940 only                                                 12         57      34,10    35,98
3A1600B01                Black Fabric 15 Million Characters 3870/3972/3974 only           12         42      24,24    25,57
-----------------------------------------------------------------------------------------------------------------------------

WARRANTY
-----------------------------------------------------------------------------------------------------------------------------
TBA
-----------------------------------------------------------------------------------------------------------------------------

                              PRICE LIST JULY 2000

GENICOM 5000 SHUTTLE MATRIX PRINTERS

[GRAPHIC]

English:
500/1000/1800 Lines Per Minute
up to 300,000 pages per Month
50, 75 Million; 125 Million Char Ribbon
Choice of 3 Cabinets
Optional LAN interfaces
Barcodes & Oversize Characters
Optional IBM SCS & IPDS interface
Standard IGP/0MS
Frictionless Shuttle Drive
Lifetime Warranty on Shuttle & Striker Bar

------------------------------------------------------------------------------------------------------------------------------
Partnumber                Description                                        Currency     Qty1     Enduser   2 Tier   1 Tier
                                                                             EURO                  list      Dist     Partner
------------------------------------------------------------------------------------------------------------------------------
PRINTERS: 5000 Series 500lpm, 1000pm & 1800 lpm
------------------------------------------------------------------------------------------------------------------------------
3S5050BD0000A0            5050 500 LPM Top Only (requires a base)                          1       5.456     3.001     3.151
3S5050CD0000A0            5050 500 LPM 55dBa Cabinet                                       1       6.392     3.516     3.691
3S5050DD0000A0            5050 500 LPM Quiet Cabinet 50dBa                                 1       7.591     4.175     4.384
3S5100BD0000A0            5100 1000 LPM Top Only (requires a base)                         1       7.792     4.286     4.500
3S5100CD0000A0            5400 1000 LPM Cabinet 55dBa                                      1       8.732     4.802     5.043
3S5100DD0000A0            5100 1000 LPM Quiet Cabinet 50dBa                                1       9.257     5.091     5.346
3S5100CDF000A0            5100FS 1000 LPM Zero Tear 55dBa Cabinet                          1       9.601     5.281     5.545
3S5180CD0000A0            5180 1800 LPM 55dBa Cabinet                                      1      11.889     6.539     6.886
3S5180DD0000A0            5180 1800 LPM 55dBa Cabinet                                             12.324     8.778     7.117
------------------------------------------------------------------------------------------------------------------------------

OPTIONS:  Pedestals & Cabinet
------------------------------------------------------------------------------------------------------------------------------
4C1915P01                 Open Pedestal                                                    1         228       126       132
499                       Enclosed Cabinet (Flat Packed)                                   1         875       481       505
------------------------------------------------------------------------------------------------------------------------------

Interface & Graphic Options
------------------------------------------------------------------------------------------------------------------------------
4A2279B01                 Legacy Parallel Kit using the LCTX/1 board.                      1         204       112       118
44A516160-B01             10 Base T/10 base 2 Ethernet                                     1         575       316       332
962510-030                10/100 Base T Ethernet (Replaces 44A516162-B01)                  1         516       284       298
44A516161-B01             Token Ring                                                       1         501       495       520
4A2447B01                 5050/5100 Tx/Cx SCS Kit                                          1         735       404       424
4A2448B01                 5050/5100 Tx/Cx IPDS Kit                                         1       1.695       932       979
4A2457B01                 5100 FS Zero Tear Tx/Cx SCS Kit                                  1         735       404       424
4A2458B01                 5100 FS Zero Tear Tx/Cx IPDS Kit                                 1       1.695       932       979
4A2449B01                 5180 Tx/Cx SCS Kit                                               1         735       404       424
4A2450B01                 5180 Tx/Cx IPDS Kit                                              1       1.695       932       979
4A2281B01                 Data Products Short Lines using the DPSL/1 board.                1         291       160       168
4A2282B01                 Data Products Long Lines using the DPLL/1 board                  1         350       193       202
------------------------------------------------------------------------------------------------------------------------------

SUPPLIES 5050/5100
------------------------------------------------------------------------------------------------------------------------------
4A0040B02                 Black Fabric Cartridge - 50 million Characters                   6          36     20,74     21,88
4A0040B05                 Black Fabric Cartridge With Re - inker - 75 million Characters   6          47     27,47     28,98
------------------------------------------------------------------------------------------------------------------------------

SUPPLIES 5180
------------------------------------------------------------------------------------------------------------------------------
44A509160-G02             Black Fabric Cartridge Long life 125 Million Chars With
                            Reinker                                                        6         103     63,29     66,77
44A509160-G03             Black fabric cartridge 50 Million Chars                          6          93     54,40     57,39
44A509160-G04             Black Fabric Cartridge OCR/IR Readable With Reinker 50
                          Million Chars                                                    6         110     72,55     76,54
------------------------------------------------------------------------------------------------------------------------------

WARRANTY
------------------------------------------------------------------------------------------------------------------------------
TBA
------------------------------------------------------------------------------------------------------------------------------

                              PRICE LIST JULY 2000

GENICOM 3400/3500 SERIAL IMPACT MATRIX PRINTERS

[GRAPHIC]

English:
400 & 700 CPS
15,000 & 25000 pages per Month
15 Million Character Ribbon
Choice of 2 stands
Two Tractor Feeds (2nd  tracter Optional)
Barcodes & Oversize Characters
Optional IBM SCS & IPDS interface
Optional Cut Sheet Feeder
Zero Tear
110 Volt Models Available on Request

-----------------------------------------------------------------------------------------------------------------------------
Partnumber                Description                                        Currency     Qty1   Enduser    2 Tier    1 Tier
                                                                             EURO                list       Dist      Partner
-----------------------------------------------------------------------------------------------------------------------------
PRINTERS
-----------------------------------------------------------------------------------------------------------------------------
3P3462A3                  3460 400 cps,9-wire, Dual Path, Parallel Serial                  4       1.665       916       962
3P3472A3                  3470-18 700 cps, 18-wire, Dual Path, Parallel Serial             4       2.722     1.497     1.572
3P3482A4                  3480 Plus 450 cps,24-wire, Dual Path, Parallel Serial            4       1.643       904       949
3P3422A1                  3470-24 700 cps,24-wire, Dual Path, Parallel Serial              4       2.822     1.552     1.530
-----------------------------------------------------------------------------------------------------------------------------

PRINTERS: 3500 series IBM Connectivity Models
-----------------------------------------------------------------------------------------------------------------------------
3P3562A3                  3550 400 cps, 9-wire, Dual Path SCS CX/TX                        4       2.186     1.202     1.263
3P3572A3                  3570 700 cps, 18-wire, Dual Path SCS CX/TX                       4       3.265     1.796     1.886
3P3582A4                  3580 450 cps, 24-wire SCS, Dual Path CX/TX                       4       2.270     1.248     1.311
3P3566A3                  3564 400 cps, 9-wire, Dual Path IPDS CX/TX                       4       3.098     1.704     1.789
3P3576A3                  3574 700 cps, 18-wire, Dual Path IPDS CX/TX                      4       3.796     2.088     2.192
-----------------------------------------------------------------------------------------------------------------------------

OPTIONS:  34xx & 35xx
-----------------------------------------------------------------------------------------------------------------------------
1A3003B01                 ASF- 1 Bin with Stacker                                          1         540       297       312
1A3003B02                 ASF-Extension Bin Module                                         1         307       169       177
1A3003B03                 Tractor (3460/3480)                                              1         177        97       102
1A3003B08                 Tractor (3470)                                                   1         214       118       124
1A3003B04                 Color Kit (Ribbon not included)                                  1         112        62        65
1A3003B05                 Tilt Style Pedestal                                              1         705       388       407
1A3003B06                 Non-Tilt Pedestal                                                1         590       325       341
3A1213B01                 Universal Pedestal                                               1         214       118       123
3A1213B05                 Paper Catch Tray for Universal Pedestal                          1          54        30        31
3A1213B06                 Forms Rack                                                       1          60        33        34
-----------------------------------------------------------------------------------------------------------------------------

SUPPLIES
-----------------------------------------------------------------------------------------------------------------------------
1A3000B01                 Black Fabric Cartridge 9 Million Chars 34/3560/80 only           3          32     24,50     25,85
1A3000B02                 Yellow/Red/Cyan/Black 2mil chars per col.  All 34/35XX with
                            col. opt.                                                      3          65     37,43     39,49
1A3000B03                 Fabric Red/Black 2mil. Red/6 mil. Black.  All 34/45XX with
                            col. opt.                                                      3          76     44,05     39,49
1A3000B04                 Black 20 m Chars For 3470                                        3          49     24,50     25,85
-----------------------------------------------------------------------------------------------------------------------------

WARRANTY
-----------------------------------------------------------------------------------------------------------------------------
TBA
-----------------------------------------------------------------------------------------------------------------------------

                              PRICE LIST JULY 2000

GENICOM GENI - LINK IBM & LAN PRINT SERVERS

[GRAPHIC]

English:

o    Simple To Install

o    Full Genicom Support

o    Connections To all Major Systems

o    Qualified for use with Genicom Printers

o    Feature Rich

----------------------------------------------------------------------------------------------------------------------------
Partnumber                Description                                        Currency   Qty1    Enduser    2 Tier   1 Tier
                                                                             EURO               list       Dist     Partner
----------------------------------------------------------------------------------------------------------------------------
LAN PRINTERS SERVERS
----------------------------------------------------------------------------------------------------------------------------
98-205-153                M205 10BaseT Ethernet Print Server Printer Powered
                            - Single Printer Support                                      1        390       215      225
98-205-102                M205 10BaseT Ethernet Print Server 220V
                            - Single Printer Support                                      1        390       215      225
98-206-103                M206 10Base2 Ethernet Print Server Printer Powered
                            - Single  Printer                                             1        567       312      328
98-206-102                M206 10Base2 Ethernet Print Server 220V
                            - Single Printer Support                                      1        590       325      341
98-215-102                M202+ 10BaseT Ethernet Print Server 220V
                            - Four Printer Support                                        1        917       505      530
98-216-102                M202+/A 10BaseT/10Base5 Ethernet Print Server 220V
                            - Four Printer Support                                        1        917       505      530
98-217-102                M202+/F 10BaseT/FL Fiber Link PRT Server 220V
                            - Four Printer Support                                        1        917       505      530
98-218-102                M202+/B 10BaseT/10Base2 PRT SERVER 200V
                            - Four Printer Support                                        1      1.005       553      580
IC11-Tokenpocket          Token Ring Pocket Server for UTP                                1        657       362      380
----------------------------------------------------------------------------------------------------------------------------

WARRANTY
----------------------------------------------------------------------------------------------------------------------------
TBA
----------------------------------------------------------------------------------------------------------------------------

                              PRICE LIST JULY 2000

GENICOM 960e/965e SERIAL IMPACT MATRIX PRINTERS

[GRAPHIC]

English:
432 CPS, 24 Wire
5,000 pages per Month
3 Million Character Ribbon
Barcodes & Oversize Characters
Zero Tear

-----------------------------------------------------------------------------------------------------------------------------
Partnumber         Description                                                Currency     Qty1    Enduser    2 Tier  1 Tier
                                                                              EURO                 list       Dist    Partner
-----------------------------------------------------------------------------------------------------------------------------
PRINTERS
-----------------------------------------------------------------------------------------------------------------------------
3P0960AB000B1      960e printer - 24 wire, 80 col, 432 cps Parallel 220V                    28      680       442       464
3P0965AB000B1      965e printer - 24 wire, 136 col, 432 cps Parallel 220V                   28      872       567       595
-----------------------------------------------------------------------------------------------------------------------------

OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
1A0640B01          Colour Option                                                            1       123        68        71
1A0639B01          RS232 Serial Interface Option                                            1        33        18        16
-----------------------------------------------------------------------------------------------------------------------------

SUPPLIES
-----------------------------------------------------------------------------------------------------------------------------
1A0611B01          Black Ribbon Cartridge 3 Million Characters                              6        10      7,92      8,36
1A0612B01          Colour Ribbon Cartridge 0.2 M Chars/Colour                               6        29     21,65     22,84
-----------------------------------------------------------------------------------------------------------------------------

WARRANTY
-----------------------------------------------------------------------------------------------------------------------------
TBA
-----------------------------------------------------------------------------------------------------------------------------

                                   Exhibit 6

                     List of Subcontractors appointed by VSM

o    ITALY

     o  ADRIASERVICE                   TEL   080 5422828      Puglie
        Via Salandra, 10/C             FAX   080 5562847
        70124 BARI

     o  DATA MAINT                     TEL/FAX 070 531 594    Sardegna
        Via Piero della Francesca, 5
        09047 SELARGIUS (CA)

     o  SICILSAT                       TEL/FAX 095 7254056    Sicilia/Calabria
        Via Don Bosco, 54/M
        95030 GRAVINA (CT)

o    FRANCE

o    UK/IRELAND

                                 [LOGO OF GENICOM]

--------------------------------------------------------------------------------
SPARES PRICE BOOK                                                     June 2000
--------------------------------------------------------------------------------

GENICOM Belgium N.V.                          GENICOM
Airport Business Center                       Europalaan 6a
Vuurberg 80                                   5232 BC_'s HERTOGENBOSCH
1831 MACHELEN                                 The Netherlands
BELGIUM                                       Tel: 073-6458150
Tel: +32 27128270                             Fax: 073-6446894
Fax: +32 27203811

GENICOM International                         GENICOM Espania
Armstrong Mall                                c/o Linea Directa
Southwood                                     Paseo de la Ermita 28C (Aravaca)
FARNBOROUGH                                   28023 Madrid
HAMPSHIRE GU140NR                             SPAIN
GREAT BRITAIN                                 Tel: +34 913514899
Tel: +44 1252522500                           Fax: +34 913512379
Fax: +44 1252523086
                                              GENICOM Spa
GENICOM S.A.                                  Viale G. Richard, 7 Torre F,
ZAC des Gatines                               20143 Milano
17, av. Du Garigliano                         ITALIA
91601 SAVIGNY SURORGE-CEDEX                   Tel: +390 2818731
FRANCE                                        Fax: +390 28139008
Tel: +33 169542317
Fax: +33 169122050
                                              GENICOM Africa
GENICOM GmbH                                  c/o Geniprint (PTY)Ltd.
Lilienthalstrasse 25                          Unit 12A Kyalami Crescent
85399 HALLBERGMOOS                            Kyalami Business Park/PO Box 7103,
GERMANY                                       2021 Bryansion
Tel: +49 811-80610                            South Africa
Fax: +49 811-80026                            Tel: +27 11 4662702
                                              Fax: +27 11 4662736

                                    AGREEMENT

This AGREEMENT is entered into this day of October 31, 2000 in Milan, by and between

Genicom S.p.A., a company duly incorporated and existing under the laws of Italy, with registered offices in Milano, Via Puccini, 1 and local unit in Milano, Via Richard 7, tax no. 03787000151, filed in the Registry of Companies of Milano at no. 23363, duly represented by Mr. Aldo Fringuellino, duly authorized by resolution of the shareholders' meeting dated September 7, 2000,

                                      - hereinafter  referred to as the -Seller-

SIS S.r.l., a company duly incorporated and existing under the laws of Italy, with registered offices in Cernusco Sul Naviglio (MI), Via Ungaretti 5, corporate capital Lit 200,000,000, filed in the Registry of Companies of Milan at no. 146-275184, tax no. 08964770153, duly represented by Mr. Ing. Stefano Guiducci, duly authorized by resolution of the Board of Directors dated October 26, 2000,

                                      - hereinafter  referred to as the -Buyer-

both the Buyer and the Seller hereinafter collectively referred to as the "Parties"

                                    WHEREAS

I - On October 6, 2000, Finmek Holding N.V. ("Finmek") and its controlled companies, Genicom S.A., Genicom SpA and Genicom Ltd, on the one side, and Vertex Support and Maintenance, a division of Vertex Interactive Inc. ("Vertex"), and SIS SRL, on the other side, entered into an agreement (the "Framework Agreement") for the transfer of the Genicom Service and Maintenance Businesses as therein defined from Finmek and its subsidiaries to Vertex and SIS SRL;

II - The Framework  Agreement provides inter alia that Genicom SpA transfers its
     Service and Maintenance business as hereinafter indicated to SIS SRL through this Implementation Agreement;

III -This Implementation Agreement is one of the Implementation Agreements provided for in the Framework Agreement and shall be considered as execution of specific obligations contained in the Framework Agreement;

IV - The  Seller  is  the  owner  of  the  service  and   maintenance   business
     (hereinafter referred to as the "Going Concern"), consisting of the following:

     a) field maintenance services rendered on the basis of short (1 year) and long time agreements (2-3 years);

     b)   "time and material" calls;

     c)   maintenance warranties on the products sold by the Seller;

     d)   deposit for repairing activity;

     e) commercial activities in order to promote the above-mentioned activities as well as any
          obligation   and  liability   associated   with  the   above-mentioned
          activities, and constituted by the assets equipment, employees, contracts, goodwill as indicated in this contract.

V- The Seller envisages undertaking to sell to the Buyer, who envisages to undertake, to accept and to purchase the Going Concern.

    Now therefore, in consideration of the mutual promises and covenants and upon the terms and subject to the conditions hereinafter set forth, the
                        Parties hereto agree as follows:

                          1. Recitals and Attachments

Recitals and Attachments constitute a substantial part of this agreement (hereinafter the "Agreement"). Terms in capital letters shall have the meaning of the same terms contained in the Framework Agreement, unless otherwise provided herein.

          2. Preliminary undertaking for the sale of the Going Concern

2.1. By signing this contract the Seller undertakes to sell to the Buyer and the Buyer undertakes to purchase from the Seller, the full and exclusive ownership of the Going Concern of the Seller, constituted by the following items (hereinafter referred to as the "Purchased Assets"):

o    the Equipment as detailed in exhibit 1;

o the Expensed Assets being the laptop computers, software, printers, mobile phones, pagers, calculators and documents used by the employees of Seller whose employment agreement is transferred to Buyer to and detailed in exhibit 2;

o the Inventory being all items used in the conduct of the business of the Going Concern, including, without limitation, raw materials, spare parts, finished goods, supplies and packaging materials as detailed in exhibit 3;

o Employees. Any employees devoted to the activity of the Going Concern as listed in exhibit 4 and the relating obligations, accounts and accruals relating to the period prior to the Effectiveness Date as hereinafter defined, including but not limited to, accruals for the thirteen and fourteenth monthly salary, compensation for vacation accrued but not enjoyed, accrual for social security contribution and severance indemnity, prorata of deferred wages (hereinafter defined as the "Accruals").

     Seller shall transfer to the Buyer the debt for the Accruals accrued at the Effectiveness Date in the favour of the employees devoted do the Going Concern, as resulting from the Purchase Balance Sheet.

     Buyer shall assume the exclusive responsibility and obligation to pay such Accruals;

o the Contracts being all obligations, claims, rights and benefits of Seller arising after the Effectiveness Date and detailed in exhibit 5;

     Buyer undertakes to maintain all the existing obligation of the relevant agreements concerning the running of the Going Concern.

     Seller undertakes to notify the sale to any clients, suppliers or any third parties, which entered into contracts with the Going Concern as per the communication listed in exhibit 7;

o the Work in Progress being all works in progress related to the "time and materials" activities or to the repair activities not invoiced to the clients at the Effectiveness Date;

o the Books and Records: all relevant files, records, documents, catalogues and whatever else may be pertaining to the Going Concern;

o    the know-how and goodwill held in the Going Concern.

     The goodwill of the Going Concern is listed in the Purchase Balance Sheet attached hereto, it being understood and agreed by the Parties that in the event of a rectification of this amount by the Tax Office, such different value will have no impact on the final purchase price as determined by the Parties.

2.2. Excluded assets

      The sale does not include credits or debts relating to the Going Concern, which are not expressly listed in this agreement, including also the following assets and activities:

o    the development and distribution businesses of Seller;

o the account receivables related to the Going Concern issued as of the Effectiveness Date;

o right, title or interest in or to (i) the intellectual property rights contained in Genicom products, (ii) the trademarks, copyrights, patents or trade secrets of Seller or (iii) the name Genicom,

o    cash or cash equivalent;

o    contracts of insurance;

o    real properties;

o Seller corporate seal, minute books, charter documents, corporate stock records books and such other books and records.

2.3. Official deed

     The Parties agree to pass the official sale deed of the Going Concern on the Effectiveness Date as hereinafter defined in front of a notary chosen by the Parties, being it understood that such official deed shall merely reflect the covenants hereof of the Parties in relation to the transfer of the Going Concern, without any amendments being added thereto.

2.4. Appointment of a third party

     Within forty-five days from the Date of Effectiveness, Buyer shall have the right to appoint a third party, an affiliated company of the Vertex Group, which shall acquire the rights and obligations arising from this Agreement.

                           3. Assignment of contracts

Nothing in this Agreement will constitute an assignment or require an assignment of any Contract to be assigned that is not capable of being assigned without the consent, approval or waiver of a third person or entity. Seller will not be obligated to assign to Buyer any of its rights and obligations in and to any of the non assignable contracts without having obtained all necessary consents, approvals and waivers necessary for such assignment. Seller will however use its best efforts to obtain all such consents, approvals and waivers. Seller shall notify the sale of the Going Concern to any client, supplier or third party which entered into contracts. Buyer will cooperate with Seller in these efforts. None of the Buyer or Seller will be required to incur any liability or to pay any consideration in connection with a non assignable contract; provided, however, that if the Seller is unable to assign a non assignable contract, upon the request of Buyer, Seller shall perform all of the obligations under the contract and Buyer shall be entitled to receive all payments made under such contract less the expenses incurred by Seller in the performance thereof.

                              4. Price and payment

The Parties agree that the price for the sale of the Going Concern is mutually determined in the amount of US$700,000, as determined accordingly to the results of the Purchase Balance Sheet as listed in exhibit 6.

The Parties agree that the purchase price will be paid as fol1ows:

o US$560,000 through hand-delivery of a check as of the Effectiveness Date [i.e. 31st October, 2000];

o US$140,000 as of the Effectiveness Date to be paid into the Escrow Account provided for under Article 2.3 of the Framework Agreement.

                             5. Effectiveness Date

The Parties acknowledge and agree that the transfer of the Going Concern shall be effective on October 31, 2000 (hereinafter referred to as "Effectiveness Date").

                       6. Information to the Trade Unions

The Parties acknowledge that the information procedure to the Trade Unions according to art.47 of law 428/90 will be duly performed by the Parties, as per the minutes listed in exhibit 4.

                7. Representations and Warranties of the Seller

Seller represents and warrants as follows, and acknowledges that Buyer relies on the following representations and warranties and that the same are true and correct in all respect as of the Date of the Due Diligence and as of the Date of Effectiveness.

7.1. Organization. Seller is a corporation duly organized, validly existing, duly qualified and in good standing under its applicable laws and has corporate power and authority to own its assets and carry on its business as it is presently being conducted.

7.2. Authority Relative to this Agreement. Seller has corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the shareholders' meeting and no other corporate proceedings are necessary with respect thereto.

7.3. No violation. The execution by Seller of this Agreement does not, and the consummation of the transactions contemplated hereby and thereby, will not
     (i) violate or result in a breach of any provision of the certificate of incorporation or bylaws, (ii) result in a default, or give rise to any right of termination, modification or acceleration, or the imposition of an encumbrance on any of the assets of the Going Concern, under the terms or provisions of any agreement or other instrument or obligation to which Seller is a party or by which Seller may be bound, or (iii) violate any law or regulation, or any judgement, order or decree of any court, governmental body, commission, agency or arbitrator applicable to the Seller.

7.4. Consents and Approvals. There is no requirement applicable to Seller to make any filing with, or to obtain any consent or approval from any person, as a condition to the consummation of the transactions contemplated by this Agreement, except what is specified in this Agreement.

7.5. Sufficiency of Purchased Assets. The purchased assets include all of the assets of Seller used by Seller in the conduct of the Going Concern as it is conducted.

7.6. Encumbrances. All purchased assets are free and clear of all encumbrances.

7.7. Absence of undisclosed liabilities. Seller declares that since the Date of the Due Diligence it has not incurred any liabilities or obligations which are not reflected in the Seller's financial statements and which have or can be expected to have a material adverse effect on Purchased Assets.

7.8. Litigation. There is no action, suit or proceeding to which any of the Seller is a party (either as a plaintiff or as a defendant) pending or threatened (by means of formal notice letter or information) before any court or governmental agency, authority, body or arbitrator which has or can be expected to have a material adverse effect on the purchased assets. Neither the Seller nor any officer, director or employee of the Seller has been permanent or temporarily enjoined by any order, judgement or decree of any court or governmental agency, authority or body from engaging in or continuing any conduct or practice in connection with the purchased assets. There are no orders, judgements or decrees of any court, tribunal or authority in existence on the date hereof enjoining or requiring the Seller to take any action of any kind with respect to the Purchased Assets.

7.9. No brokers. The Seller has not incurred any liability for any brokerage, finder's or similar fees or commissions in connection with the transactions contemplated hereby.

7.10.Insurance.  The Seller  and its  premises  are and have been fully  covered against damage, injury, third party loss and any other risks and liabilities normally covered by insurance. All such insurance policies are in full force and effect and are not void or voidable and will be maintained at least until the Effectiveness Date. There are no claims with respect to the purchased assets outstanding under any insurance policy.

7.11.Contracts and  Commitments.  The Seller  represent  and warrant that,  with reference to the Purchased Assets, it is not a party to any oral or written and unperformed: (i) employment contract (including contracts with independent contractors or consultants) or (ii) contract with any labor union or other organization representing its managers or employees;

7.12.Compliance with law. The Seller has carried on its business in accordance with applicable laws and regulations, particularly those relating to company law, accountancy, tax, social security, employment law, competition law, price and payment control, products and services, environment, health and safety which would have a material adverse affect on the Purchased Assets.

7.13.Absence of certain changes or events. Since the Date of the Due Diligence, the Seller has not (i) entered into any transaction which is not in the usual and ordinary course of business, (ii) made, or committed to make, any changes in the compensation payable to any officer, director, employee or agent of the Seller, or any bonus payment or similar arrangements made to or with any of such officer, director, employee or agent, except for those ordinarily scheduled in such period, (iii) received notice of any litigation, warranty claim or products liability claims, or (iv) made, or committed to make, nor undertaken any obligation, present or future, to or in respect of its previous or current company officers, employees or independent contractors relating to their conditions of employment termination of services, retirement, sickness, death, disability or insurance.

7.12.Disclosure. The information concerning the Seller set forth in this Agreement, the Enclosures attached hereto and any documents, statement or certificate, furnished or to be furnished to the Buyer pursuant hereto, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements and fact contained herein or therein, in light of the circumstances in which they are made, not false and misleading.

                 8. Representations and warranties of the Buyer

Buyer represents and warrants to Seller as of the Effectiveness Date the following:

8.1. Organization; Qualification. Buyer is a corporation duly organized, validly existing and in good standing under its applicable law.

8.2. Authority relative to this Agreement. Buyer has corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Buyer of this Agreement and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the Board of Directors, and no other corporate proceedings on the part of the Buyer are necessary with respect thereto. This Agreement has been duly executed and delivered by Buyer, and this Agreement, when executed and delivered to the Seller, will constitute, valid and binding obligations of the Buyer.

8.3. No Violation. The execution and delivery by the Buyer of this Agreement does not, and the consummation of the transactions contemplated hereby and thereby will not, (i) violate or result in a breach of any provision of the certificate of incorporation or bylaws of Buyer, (ii) result in a default, or give rise to any right of termination, modification or acceleration under the terms, conditions or provisions of any agreement or other instrument or obligation to which Buyer is a party or by which Buyer may be bound, or (iii) violate any law or regulation, or judgment, order or decree of any court, governmental body, commission, agency or arbitrator applicable to Buyer.

8.4. Consents and Approvals. There is no requirement applicable to Buyer to make any filing with, or to obtain any consent or approval of any person as a condition to the consummation of the transactions contemplated by this Agreement.

                               9. Indemnification.

9.1. Indemnification by Seller. Subject to the limitations contained in this Article, Seller shall indemnify and hold Buyer harmless from any damage, loss, liability or expense arising out of:

(i) a breach of any representation or warranty made by Seller in this Agreement;

(ii) a breach of any agreement of Seller contained in this Agreement; or

(iii)any liability or obligation of Seller not assumed by Buyer.

9.2. Third Party Claims. The obligation of Seller to indemnify Buyer under the provisions of this Article with respect to claims resulting from the assertion of liability by those not parties to this Agreement shall be subject to the following terms and conditions:

(i) Buyer shall give prompt written notice to Seller of any assertion of liability by a third party which might give rise to a claim for indemnification, which notice shall state the nature and basis of the assertion and the amount thereof, to the extent known;

(ii) If any action, suit or proceeding (a "Legal Action") is brought against Buyer with respect to which Seller may have an obligation to indemnify Buyer, the Legal Action shall be defended by Seller at its own expenses.

(iii)In any Legal Action initiated by a third party and defended by Seller (a) Buyer shall have the right to be represented by advisory counsel and accountants, at its own expense, (b) Seller shall keep Buyer fully informed as to the status of such Legal Action at all stages thereof, whether or not Buyer is represented by its own counsel, (c) the Parties shall render to each other such assistance as may be reasonably required in order to ensure the proper and adequate defense of the Legal Action.

(iv) In any Legal Action initiated by a third party and defended by Seller, Seller shall not make settlement of any claim without the written consent of Buyer, which consent shall not be unreasonably withheld.

9.3. Limitations on Indemnification.

(i) Notwithstanding the foregoing provisions of this Article, Seller shall not be liable to Buyer under this Article in excess of $300,000 unless and until the aggregate amount of its liabilities exceeds $10,000 per year, being it understood that in the event of a payment from the Seller to the Buyer of a claim of $300,000 the Buyer will not be entitled to any further amount in relation to additional possible claims under the other Implementation Agreements.

(ii) All damages to which Buyer may be entitled pursuant to the provisions of this Article shall be net of any insurance coverage with respect thereto.

9.4. Grossing up. In the event that any payment made under indemnification is subject to tax in the hands of the Buyer, Seller shall pay to Buyer such amount as after deduction of tax leaves Buyer with the amount to which it would have been entitled in the absence of tax liability.

9.5. Survival; Investigation. The obligations of Seller contained in this Article shall terminate at the second anniversary of the Effectiveness Date, without prejudice to the indemnification regime under the Escrow Account set out by Article 2.3 of the Framework Agreement.

                          10. Non-competition Agreement

For a period of two (2) years following the Effectiveness Date, Seller will not directly or indirectly render maintenance services on Genicom's products competitive with those rendered by the Going Concern in the territory of Italy. Seller agrees that the restrictions contained in this Article are necessary to protect the legitimate continuing interests of the Buyer.

The parties acknowledge that the compensation for the provisions set forth in Article have already been taken into account in the determination of the Price, as agreed upon.

Notwithstanding this obligation, Seller will have the right to continue to sell the services in box of SIAB services.

                             11. General provisions

11.1.Notices. All amendments to this Agreement, notices and other communications given hereunder shall be in writing. Notices shall be effective when sent to the parties at the addresses or numbers listed below, as follows: (i) on the business day delivered (or the next business day following delivery if not delivered on a business day) if sent by a local or long distance courier, prepaid telegram, telefax or other facsimile means, or (ii) three days after mailing if mailed by registered or certified mail, postage prepaid and return receipt requested.

If to Seller to:                                If to Buyer to:

GENICOM SPA                                     SIS SRL
Via Puccini, 1                                  Via Ungaretti, 5
20121 Milano                                    Cernusco Sul Naviglio (MI)


Any Party may change the address or number to which notices are to be delivered to him, her or it by giving the other Party named above notice of the change in the manner set forth above.

11.2.Arbitration. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be finally settled by arbitration in accordance with the rules of arbitration of the London Chamber of International Arbitration, by one or more arbitrators appointed in accordance with the said Rules. The place of arbitration shall be London. The language to be used in the arbitral proceedings shall be English.

11.3.Governing law. This Agreement shall be governed in all respects by the laws of Italy without regard to its choice of law rules.

11.4.Headings. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of the Agreement.

11.5 Counterparts. This Agreement may be executed in four or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.6.Severability. Should any provision of this Agreement be or become invalid or non enforceable in whole or in part, then the validity of the remaining provisions of this

     Agreement shall not be affected thereby. The Parties undertake to substitute for any such invalid or non enforceable provision, a provision which corresponds to the spirit and purpose of such invalid, or non enforceable provision as far as permitted under the applicable law and with a view to the economic purpose of this Agreement.

11.7. Miscellaneous. Subject to Article 11.8 hereof, this Agreement (i) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof; (ii) is not intended to and shall not confer upon any person, other than the Parties hereto, any rights or remedies; and (iii) shall not be assigned by operation of law or otherwise.

11.8 Provisions of the Implementation Agreement Unless expressly provided for otherwise in this Implementation Agreement, the provisions of the Framework Agreement shall apply to the transactions contemplated herein to the extent they are applicable to this Implementation Agreement.


Aldo Fringuellino                              S. Guiducci
-------------------------------                -------------------------------
By: Genicom S.p.A.                             By: SIS S.r.l
Name Printed: Aldo Fringuellino                Name Printed: S. Guiducci
Title: Director                                Title: Managing Director

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the date first above written.


                                               Gaetano Montalbano
                                               -------------------------------
                                               By: SIS S.r.l
                                               Gaetano Montalbano
                                               Director

Exhibit:

     1)   Equipment;

     2)   Expensed assets;

     3)   Inventory;

     4)   Employees list, data and letters;

     5)   Contracts;

     6)   Purchase balance sheet;

     7)   Letters of notification of the sale of the Going Concern.

================================================================================
                       ASSET SALE AND PURCHASE AGREEMENT
================================================================================

This ASSET SALE AND PURCHASE AGREEMENT, ("Agreement") is made and entered into on October 31, 2000, by and between Genicom Ltd., a corporation registered in and in accordance with the laws of England and Wales under no. 1235361, with registered offices in England, at Farnborough, Hampshire GU14 ONR, Armstrong Mall, Southwood (hereinafter referred to as "Seller") and Portable Software Solutions (Maintenance) Limited registered in and in accordance with the laws of England and Wales under number 2852417 with registered offices at 12 Ogle Street, London W1P 7LG, or its nominee, (hereinafter referred to as "Buyer"). Each of Seller and Buyer may hereinafter be referred to as a "Party" or, collectively, as "Parties".

Whereas, on October 6, 2000, Finmek Holding N.V. ("Finmek") and its controlled companies, Genicom S.A., Genicom SpA and Genicom Ltd., on the one side, and Vertex Support and Maintenance, a division of Vertex Interactive Inc. ("Vertex"), and SIS SRL, on the other side, entered into an agreement (the "Framework Agreement") for the transfer of the Service and Maintenance Genicom Businesses as therein defined from Finmek and its subsidiaries to Vertex and SIS SRL;

Whereas, the Framework Agreement provides inter alia that Genicom Ltd. transfers its service and maintenance business as hereinafter indicated to Vertex through this Implementation Agreement;

Whereas, this Implementation Agreement is one of the Implementation Agreements provided for in the Framework Agreement and shall be considered as execution of specific obligations contained in the Framework Agreement;

Now therefore, in consideration of the mutual agreements contained herein, and intending to be legally bound hereby, the Parties hereto agree as follows:

                                   ARTICLE I .
                          SALE AND PURCHASE OF ASSETS

1.1. Sale and Purchase of Assets: On the terms and subject to the conditions hereof, Seller sells, transfers and assigns to Buyer, and Buyer purchases and acquires, all of Seller's right, title and interest in the assets of Seller described in point 1.2., (collectively the "Purchased Assets").

1.2. Purchased Assets: The Purchased Assets represent the service and maintenance business of Seller ("Genicom Service Business"). The Genicom Service Business relates to the support and maintenance of printers and related options, consumables, spares and products that are developed or distributed by Seller, a list of which existing at the signature date of this Agreement (the "Signature Date") is attached hereto as exhibit 6 (the "Products").

     Genicom Service Business includes (i) the Genicom Legal Warranty  services,
     (ii) the Service in Box Services,(iii) the Repair Workshop, (iv) the Spare Parts Handling and (v) the Time and Materials Calls and, (vi) the commercial activities related to the promotion of the Genicom Service Business, as those terms are defined in the service agreement to be entered into among inter alia Finmek Holdings N.V. and Vertex Support and Maintenance (the "Service Agreement").

The Purchased Assets include only the following:

     o    the Equipment as detailed in exhibit 1,

     o the Expensed Assets being the laptop computers, software, printers, mobile phones, pagers, calculators and documents used by the employees of Seller whose employment agreement is transferred to Buyer and detailed in exhibit 2,

     o    the Inventory as detailed in exhibit 3,

     o the Contracts being all claims, rights and benefits of Seller arising after the Effective Date and detailed in exhibit 4,

     o the Work in Progress being all works in progress related to the "time and materials" activities or to the repair activities not invoiced to the clients at the Effective Date,

     o    the Books and Records related to the Genicom Service Business,

     o    the know-how and goodwill relating to the Genicom Service Business.

1.3. Excluded Assets: The Purchased Assets shall in no event include any assets that are not expressly listed as Purchased Assets and, for the avoidance of doubt, will not include the following:

     o    the development and distribution businesses of Seller,

     o the accounts receivables related to the Contracts unpaid as of the Effective Date,

     o right, title or interest in or to (i) the intellectual property rights contained in the Products, (ii) the trademarks, copyrights, patents or trade secrets of Seller or (iii) the name Genicom,

     o    cash or cash equivalent,

     o    contracts of insurance,

     o    real properties,

     o Sellers corporate seal, minute books, charter documents, corporate stock records books and such other books and records.

1.4. Assignment of contracts: Nothing in this Agreement will constitute an assignment or require an assignment of any Contract to be assigned that is not capable of being assigned without the consent, approval or waiver of a third person or entity ("Non assignable Contracts"). Seller will not be obligated to assign to Buyer any of its rights and obligations in and to any of the Non assignable Contracts without having obtained all necessary consents, approvals and waivers necessary for such assignment. Seller will however use its best efforts to obtain all such consents, approvals and waivers. Seller shall notify the sale of the Genicom Service Business to any client, supplier or third party which entered into Contracts. Buyer will cooperate with Seller in these efforts. None of Buyer or Seller will be required to incur any liability or to pay any consideration in connection with the Non assignable Contracts; provided, however, that if Seller is unable to assign a Non assignable Contract, upon the request of Buyer, Seller shall perform all of the obligations under the Contract and Buyer shall be entitled to receive all payments made under such Contract less the expenses incurred by Seller in the performance thereof.

1.5. Appointment of a third party: Within forty-five days from the Effective Date, Buyer shall have the right to appoint a third party, an affiliated company of the Vertex Group, which shall acquire the rights and obligations arising from this Agreement.

1.6. Assignment of lease contract: On the Effective Date Seller shall assign the lease contract of Unit B13 Southwood Summit Centre, Farnborough, Hampshire, to the Buyer who shall acquire the rights and obligations arising from the assignment the Seller shall grant a licence to the Buyer to occupy Unit B13 Southwood Summit Centre, Farnborough, Hampshire. Within six months following the Effective Date the Seller shall vacate the premises.

                                   ARTICLE II
                                 PURCHASE PRICE

2.1. Purchase Price: In consideration of the conveyance to Buyer of the Purchased Assets, Buyer delivers to Seller the Purchase Price of 1,400,000 USD.

2.2. Allocation: The Purchase Price will be allocated as follows:

     (i)  280,000 USD will be paid to Seller into an escrow as provided in point
          2.3. of the Framework Asset Sale and Purchase Agreement and

     (ii) 1,120,000 USD will be paid to Seller on the Effective Date.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller represents and warrants to Buyer as of the date hereof and as of the Effective Date the following:

3.1. Organization; Qualification. Seller is a corporation duly organized, validly existing and in good standing under its applicable laws and has corporate power and authority to own its assets and carry on its business as it is presently being conducted. Seller is duly qualified and in good standing to do business in each jurisdiction in which its business makes such qualification.

3.2. Authority Relative to this Agreement. Seller has corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by its Board of Directors, and no other corporate proceedings on the part of Seller is necessary with respect thereto. This Agreement has been duly executed and delivered by Seller and this Agreement, when executed and delivered to Buyer, will constitute valid and binding obligations of Seller.

3.3. No Violation. The execution and delivery by Seller of this Agreement does not, and the consummation of the transactions contemplated hereby and thereby, will not (i) violate or result in a breach of any provision of the certificate of incorporation or bylaws, (ii) result in a default, or give rise to any right of termination, modification or acceleration, or the imposition of an encumbrance on any of the Purchased Assets, under the terms or provisions of any agreement or other instrument or obligation to which Seller is a party or by which Seller may be bound, or (iii) violate any law or regulation, or any judgment, order or decree of any court, governmental body, commission, agency or arbitrator applicable to Seller. The Seller has not in the twelve months prior to the date of this Agreement received written notice that the operations of the Genicom Services
     Business infringe, or are likely to infringe, any intellectual property rights held by any third party and have not had any reason to make any payment to any third party in respect of any such intellectual property rights.

3.4. Consents and Approvals. There is no requirement applicable to Seller to make any filing with, or to obtain any consent or approval from any person, as a condition to the consummation of the transactions contemplated by this Agreement.

3.5. Sufficiency of Purchased Assets. The Purchased Assets include all of the assets of Seller used by Seller in the conduct of the Genicom Service Business as it is presently being conducted.
     All items of Equipment are in a state and condition fit for their current use and in satisfactory working order having regard to their age and use.

3.6. Beneficial Ownership and Encumbrances. All Purchased Assets are free and clear of all liens, charges, encumbrances and restrictions and are all in the beneficial ownership of the Seller.

3.7. Absence of undisclosed liabilities. Seller declares that since June 30, 2000 it has not incurred any liabilities or obligations or taken any action which are not reflected in the Seller's financial statements and which have or can be expected to have a material adverse effect on Purchased Assets.

3.8. Litigation. There is no action, suit or proceeding to which Seller is a party (either as a plaintiff or as a defendant) pending or threatened (by means of formal notice, letter or information) before any court tribunal or governmental agency, authority, body or arbitrator which has or can be expected to have a material adverse effect on the Purchased Assets. Neither Seller nor any officer, director or employee of Seller has been permanently or temporarily enjoined by any order, judgement or decree of any court or governmental agency, authority or body from engaging in or continuing any conduct or practice in connection with the Purchased Assets. There are no orders, judgements or decrees of any court, tribunal or authority in existence on the date hereof enjoining or requiring Seller to take any action of any kind with respect to the Purchased Assets.

3.9. No brokers. Seller has not incurred any liability for any brokerage, finder's or similar fees or commissions in connection with the transactions contemplated hereby.

3.10.Insurance. Seller and its premises are and have been fully covered against damage, injury, third party loss and any other risks and liabilities normally covered by insurance. All such insurance policies are in full force and effect and are not void or voidable and will be maintained at least until the Effective Date. There are no claims with respect to the Purchased Assets outstanding under any insurance policy.

3.11.Contracts  and  Commitments.  Seller  represents  and warrants  that,  with reference to the Purchased Assets, it is not a party to any oral or written and unperformed: (i) employment contract (including contracts with independent contractors or consultants) or (ii) contract with any labour union or other organisation representing its managers or employees;

3.12.Compliance with law. Seller has carried on its business in accordance with applicable laws and regulations, particularly those relating to company law, accountancy, tax, social security, employment law, competition law, price and payment control, products and services, environment, health and safety which would have a material adverse affect on the Purchased Assets.

3.13.Absence of certain changes or events.  Since June 30, 2000,  Seller has not
     (i) entered into any transaction which is not in the usual and ordinary course of business, (ii) made, or committed to make, any changes in the compensation payable to any officer, director, employee or agent of Seller, or any bonus payment or similar arrangements made to or with any of such officer, director, employee or agent, except for those ordinarily scheduled in or (iv) made, or committed to make, nor undertaken any obligation, present or future, to or in respect of its previous or current company officers, employees or independent contractors relating to their conditions of employment, termination of services, retirement, sickness, death, disability or insurance. Seller is not aware of any customer or supplier or employee of the Genicom Service Business intending to cease being such a customer or supplier or employee (as the case may be) in whole or in part, or of any reason why any such event might occur.

3.14.Disclosure. The information concerning Seller set forth in this Agreement, the Enclosures attached hereto and any documents, statement or certificate, furnished or to be furnished to the Buyer pursuant hereto, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements and fact contained herein or therein, in light of the circumstances in which they are made, not false and misleading.

3.15.Rights and claims against employees. The Seller hereby irrevocably waives all rights and claims which it may have against any employee in respect of any misrepresentation, inaccuracy or omission in or from any information given by him to the Seller to enable it to give any of the representations and warranties given by it under this Agreement.

                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to Seller as of the date hereof and as of the Effective Date the following:

4.1. Organization; Qualification. Buyer is a corporation duly organized, validly existing and in good standing under its applicable law.

4.2. Authority  Relative  to this  Agreement.  Buyer  has  corporate  power  and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Agreement and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by its Board of Directors, and no other corporate proceedings on the part of Buyer are necessary with respect thereto. This Agreement has been duly executed and delivered by Buyer, and this Agreement, when executed and delivered to Seller, will constitute, valid and binding obligations of Buyer.

4.3. No Violation. The execution and delivery by Buyer of this Agreement does not, and the consummation of the transactions contemplated hereby and thereby will not, (i) violate or result in a breach of any provision of the certificate of incorporation or bylaws of Buyer, (ii) result in a default, or give rise to any right of termination, modification or acceleration under the terms, conditions or provisions of any agreement or other instrument or obligation to which Buyer is a party or by which Buyer may be bound, or (iii) violate any law or regulation, or judgment, order or decree of any court, governmental body, commission, agency or arbitrator applicable to Buyer.

4.4. Consents and Approvals. There is no requirement applicable to Buyer to make any filing with, or to obtain any consent or approval of any person as a condition to the consummation of the transactions contemplated by this Agreement.

                                    ARTICLE V
                              ADDITIONAL AGREEMENTS

5.1. Conditions to obligation of Parties. The entering into force of this Agreement is subject to the execution of all Implementation Agreements provided for in the Framework Agreement.

5.2. Effective Date. The Effective Date of this Agreement will be October 31, 2000.

5.3. Expenses. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the Party incurring such costs and expenses.

5.4. Public Announcements. To the extent compatible with the fact that Buyer is part of a group including a listed company subject to specific regulations concerning the information to be granted to its shareholders, the Parties will consult with each other before issuing any press releases or making any public statements with respect to this Agreement.

5.5. Non Competition. For a period of two years running from the Effective Date, Seller undertakes not to directly or indirectly compete with the Genicom Services Business, or to be interested (other than as the holder of 5% (five percent) or less of the share capital of a listed or quoted company) in any person firm or company which does so compete.
     For a period of two years running from the Effective Date, Seller undertakes not to solicit or entice away or endeavour to solicit or entice away from the Buyer any person employed in the Genicom Services Business in an executive, technical or sales capacity as at the Effective Date with a view to inducing that person to leave his employment.

5.6. Value Added Tax Order 1995. The Seller and the Buyer consider that the sale of the Genicom Services Business is one to which the provisions of paragraph 5 of the Value Added Tax (Special Provisions) Order 1995 (paragraph 5) applies, and Accordingly that the supply of the Sale Assets to the Buyer by the Seller under the terms of this Agreement shall not constitute a taxable supply."

                                   ARTICLE VI
                         EMPLOYEES AND EMPLOYEE MATTERS

6.1. Transferred Employees. A list of all of the employees of Seller who are employed in the Genicom Service Business as of the most recent date for which such information is available is attached as exhibit 5 (the "Employees"). As of the Effective Date, all Employees will be transferred on Buyer's payroll and will fully and only be considered as Buyer's Employees. Seller and Buyer will collaborate in order to assure a strict compliance of all applicable rules for such transfer such as the information and/or approval of the Employees and their representatives.

6.2. Liabilities. As of the Effective Date, Buyer will assume any and all liabilities for the execution of any obligations with respect to the Employees and will hold Sellers harmless for all possible claims or requests made by Employees that are inherent to the period following the Effective Date. Among other things, Sellers will have no liability for the payment of salaries, bonuses, social contributions, indemnities, allowances, accruals, vacation pay relating to the employment of the Employees after the Effective Date. Conversely. Sellers shall retain exclusive liability for any and all claims relating to the employment matters that are inherent to the period before the Effective Date, Sellers' provisions for vacation pay, and any similar accrual will not be transferred to Buyer and any claims relating thereto (even if relating to periods prior to the Effective Date) shall be the responsibility of Buyer

                                   ARTICLE VII
                                 INDEMNIFICATION

7.1. Indemnification by Seller. Subject to the limitations contained in this Article, Seller will indemnify and hold Buyer harmless from any damage, loss, liability or expense arising out of:

     (i) a breach of any representation or warranty made by Seller in this Agreement;

     (ii) a breach of any agreement or undertaking of Seller contained in this Agreement; or

     (iii)any liability or obligation of Seller not assumed by Buyer.

7.2. Third Party Claims. The obligation of Seller to indemnify Buyer under the provisions of this Article with respect to claims resulting from the assertion of liability by those not parties to this Agreement shall be subject to the following terms and conditions:

     (i) Buyer shall give prompt written notice to Seller of any assertion of liability by a third party which might give rise to a claim for indemnification, which notice shall state the nature and basis of the assertion and the amount thereof, to the extent known;

     (ii) If any action suit or proceeding (a "Legal Action") is brought against Buyer with respect to which Seller may have an obligation to indemnify Buyer, the Legal Action shall be defended by Seller.

     (iii)In any Legal Action  initiated by a third party and defended by Seller
     (a) Buyer shall have the right to be represented by advisory counsel and accountants, at its own expense, (b) Seller shall keep Buyer fully informed as to the status of such Legal Action at all stages thereof, whether or not Buyer is represented by its own counsel, and shall take account of and act in accordance with the reasonable requests and reasonable requirements of the Buyer with respect to the conduct, compromise or settlement of such Legal Action, (c) the Parties shall render to each other such assistance as may be reasonably required in order to ensure the proper and adequate defense of the Legal Action.

     (iv) In any Legal Action initiated by a third party and defended by Seller. Seller shall not make settlement of any claim without the written consent of Buyer, which consent shall not be unreasonably withheld.

7.3 Limitations on Indemnification. (i) Notwithstanding the foregoing provisions of this Article, Seller shall not be liable to Buyer under this
     Article in excess of $300,000 unless and until the aggregate amount of its liabilities exceeds $10,000 per year being it understood that in the event of a payment from the Seller to the Buyer of a claim of $300,000, the Buyer will not be entitled to any further amount in relation to additional possible claims under the other Implementation Agreements.
     (ii) All damages to which Buyer may be entitled pursuant to the provisions of this Article shall be net of any insurance coverage with respect thereto.

7.4. Grossing up. In the event that any payment made under indemnification is subject to tax in the hands of the Buyer, Seller shall pay to Buyer such amount as after deduction of tax leaves Buyer with the amount to which it would have been entitled in the absence of tax liability.

7.5 Survival; Investigation. The obligations of Seller contained in this Article shall not terminate until the second anniversary of the entering into force of the Agreement at which time, they shall lapse, without prejudice to the indemnification regime under the Escrow Account set out by
     Article 2.3 of the Framework Agreement.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

8.1. Notices. All amendments to this Agreement, notices and other communications given hereunder shall be in writing. Notices shall be effective when sent to the parties at the addresses or numbers listed below, as follows: (i) on the business day delivered (or the next business day following delivery if not delivered on a business day) if sent by a local or long distance courier, prepaid telegram, telefax or other facsimile means, or (ii) three days after mailing if mailed by registered or certified mail, postage prepaid and return receipt requested.

     If to Seller to:                         If to Buyer to:

     Finmek Holdings N.V.                     VSM Vertex Support and Maintenance
     Airport Business Center, Vuurberg 80     23 Carol Street, PO Box 996
     1831 Machelen, Belgium                   Clifton, New Jersey 07014-0996
     Attention: Andre Naccache                Attention: Hugo Biermann
     Telefax No.: +32 2 720 58 11             Telefax No.: +1 973 472 0814

     with a copy to:                          with a copy to:

     McGuire Woods                            Haarmann, Hemmelrath & Partners
     Avenue Louise 250 bte 64                 Corso Venezia 16
     1050 Brussels, Belgium                   20121 Milano, Italy
     Attention: Xavier Van der Mersch         Attention: Barnaba Ricci
     Telefax No.:+32 2 629 42 22              Telefax No.: +39 02 77 194 133

     Any Party may change the address or number to which notices are to be delivered to him, her or it by giving the other Party named above notice of the change in the manner set forth above.

8.2. Arbitration. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be settled by arbitration in accordance with the rules of arbitration of the London Chamber of International Arbitration by one or more arbitrators appointed in accordance with the said Rules. The place of arbitration shall be London. The language to be used in the arbitral proceedings shall be English.

8.3. Governing Law. This Agreement shall be governed in all respects by the laws of England and Wales without regard to its choice of law rules.

8.4. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of the Agreement.

8.5. Counterparts. This Agreement may be executed in eight or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.6. Severability. Should any provision of this Agreement be or become invalid or non enforceable in whole or in part, then the validity of the remaining provisions of this Agreement shall not be affected thereby. The Parties undertake to substitute for any such invalid or non enforceable provision, a provision which corresponds to the spirit and purpose of such invalid, or non enforceable provision as far as permitted under the applicable law and with a view to the economic purpose of this Agreement.

8.7. Further assurance. Seller shall make do and execute all such deeds acts and things as shall be necessary or requisite to perfect the title and enjoyment of the Buyer in the purchased Assets and in the Genicom Service Business and shall also cooperate with Buyer in approaching H.M. Custom and Excise and any other authority in relation to any claim that the sale hereby effected is outside the scope of VAT or in relation to obtaining any license or regulation for the continuation of any activity currently carried on in the Genicom Service Business.

8.8. Miscellaneous. Subject to Article 8.9 hereof, this Agreement (i) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof;(ii) is not intended to and shall not confer upon any person, other than the Parties hereto, any rights or remedies; and
     (iii) shall not be assigned by operation of law or otherwise.

8.9. Provisions of the Implementation Agreement. Unless expressly provided for otherwise in this Implementation Agreement, the provisions of the Framework Agreement shall apply to the transactions contemplated herein to the extent they are applicable to this Implementation Agreement.

     IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be executed and their corporate seals to be hereto affixed and attested by their duly authorized officers.


     John Kenny                                     Tony Greco
     ------------------                             --------------
     By:                                            By: Genicom Ltd
     Name Printed: John Kenny                       Name Printed: Tony Greco
     Title: Strategic Marketing Director            Title: Managing Director

                              DATED 31 October 2000

                          GENICOM INTERNATIONAL LIMITED

                                       and

                           PORTABLE SOFTWARE SOLUTIONS

                             (MAINTENANCE) LIMITED

                      ====================================

                                  AGREEMENT FOR

                               ASSIGNMENT OF LEASE

                                 - relating to -

                        Unit B13 Southwood Summit Centre,

                              Farnborough, Hampshire

                      ====================================

AN AGREEMENT made the 31st day of October 2000

BETWEEN:

GENICOM INTERNATIONAL LIMITED (Company Number 1865144) whose registered office is at Unit B13 Armstrong Mall, Southwood, Farnborough, Hampshire GU14 ONR (hereinafter called "the Seller") of the one part and

PORTABLE SOFTWARE SOLUTIONS (MAINTENANCE) LIMITED (Company Number 2852417) whose registered office is at 12 Ogle Street, London W1P 7LG (hereinafter called "the Buyer") of the other part

WHEREBY IT IS AGREED as follows:-

1.   IN this Agreement:-

     "Assignment" means the assignment of the Lease from the Buyer to the Seller in accordance with Clause 3;

     "Landlord"  means PDFM  Limited of Triton Court 14 Finsbury  Square  London
     EC2A 1PD or such other person as may for time to time be entitled to the reversion expectant on the Lease;

     "Landlord's Consent" means the consent of the Landlord to be obtained pursuant to Clause 2.1(a) and Clause 2.1(b);

     "Lease"  means the lease dated 4 April 1986 made  between (1) the  Landlord
     (2) the Seller and (3) Genicom Corporation;

     "Premises" means Unit B13 Southwood Summit Centre, Farnborough, Hampshire as more particularly described by the Lease;

2.1 THIS Agreement is conditional upon the Landlord's consent being obtained to the Assignment

2.2 THE Seller and the Buyer shall co-operate to obtain the Landlord's Consents the Buyer supplying all references and other information reasonably required by the Landlord. If the Landlord's Consents shall not have been obtained within twelve months from the date hereof then either party may by notice in writing given to the other at any time thereafter terminate this Agreement PROVIDED THAT in such event the Seller shall compensate the Buyer for any additional expenses incurred by the Buyer as a result of the Buyer having to find alternative accommodation

3. SUBJECT to Clause 2 the Seller shall assign the Lease to the Buyer

4. THE Assignment shall be in the form annexed hereto

5. THE Buyer will give to the Seller at least 4 weeks' notice in writing stipulating the date on which it wishes to complete the Assignment and on the specified date for completion the Seller shall execute and deliver the Assignment and the Buyer shall execute and deliver a counterpart thereof PROVIDED ALWAYS that the Assignment shall be completed no later than 30 April 2001

6. UNTIL the completion of the Assignment the Buyer shall have no interest in the Premises and this Agreement shall not operate as a demise

7. IF the Seller shall permit the Buyer to take occupation of the Premises such occupation shall be as licensee only but shall otherwise be on the terms of the Lease and so that in lieu of rent and service charge a licence fee equivalent to and calculated at the same rate as the rent and service charge payable under the Lease or a due and fair proportion thereof shall be payable from the date of such occupation

8. IN the event of this Agreement being terminated for any reason or if the Seller shall in writing so require the Buyer shall if it shall have taken occupation of the Premises or any part thereof forthwith vacate the same and carry out such works as may be necessary to reinstate the Premises so that subject to the preceding clause hereof neither party shall otherwise be liable to the other in any respect hereunder and it is hereby agreed that this clause shall remain in full force and effect notwithstanding such termination

9. THIS Agreement incorporates the Standard Conditions of Sale (3rd Edition) save where there is a conflict between those conditions and this Agreement in which case this Agreement prevails

10. THE Assignment is subject to:-

10.1 THE rents, conditions and tenant's obligations contained or referred to in the Lease;

10.2 ALL local land charges (whether registered or not before the date hereof) and all matters capable of registration as local land charges;

10.3 ALL matters disclosed or reasonably expected to be disclosed by searches or enquiries formal or informal and whether made in person, by writing or orally, by or for the Buyer or which a prudent buyer ought to make; and

10.4 ALL notices charges orders resolutions demands plans proposals requirements restrictions agreements conditions directions or other matters whatsoever served or made before or after the date hereof by any body acting on statutory authority

AS  WITNESS  the  hands  of  the  parties   hereto  or  their  duly   authorised
representatives the day and year first before written


SIGNED by the SELLER Tony Greco
                     --------------


SIGNED by the BUYER John Kenny
                    --------------

                           DATED________________ 2001

                     GENICOM INTERNATIONAL LIMITED (Seller)

                                       and

                           PORTABLE SOFTWARE SOLUTIONS
                          (MAINTENANCE) LIMITED (Buyer)

                      ------------------------------------

                                   ASSIGNMENT
                                 - relating to -
                       Unit B13, Southwood Summit Centre,
                             Farnborough, Hampshire

                      ------------------------------------

                                   ASSIGNMENT
DATE:

PARTIES:

(1) GENICOM INTERNATIONAL LIMITED (Company Number 1865144) whose registered office is at Unit B13 Armstrong Mall, Southwood, Farnborough, Hampshire GUl4 ONR (the "Seller")

(2) PORTABLE SOFTWARE SOLUTIONS (MAINTENANCE) LIMITED (Company Number 2852417) whose registered office is at 12 Ogle Street, London W1P 7LG (the "Buyer")

RECITALS:

(1) This Deed is supplemental to the lease and ancillary documents brief particulars of which are set out in Schedule 1 (together the "Lease") whereby the premises known as Unit B13 Southwood Summit Centre,
     Farnborough, Hampshire were demised for the term of 25 years from 25 December 1985 subject as mentioned in the Lease

(2) The Lease is vested in the Seller for the residue of the term thereby granted free from incumbrances except as mentioned in this Deed

OPERATIVE PROVISIONS:

1. In consideration of the covenants in this Deed the Seller with full title guarantee hereby assigns to the Buyer all those premises (the "Premises") comprised in and demised by the Lease to hold the same unto the Buyer for the residue of the term granted by the Lease subject to all matters contained or referred to in the Lease.

2. In consideration of the assignment of the Lease the Buyer hereby covenants with the Seller by way of indemnity only during the remainder of the term granted by the Lease and the period of any continuation or holding over of such term to pay the rents reserved by and perform and comply with the conditions and tenant's obligations contained in the Lease and to keep the Seller indemnified against all actions, claims, liabilities, losses, costs or expenses arising from any non-payment or breach of such rents, conditions, obligations and matters.

3. The covenants implied by Sections 3 and 4 of the Law of Property (Miscellaneous Provisions) Act 1994 are limited so that those covenants do not extent to any breach, or to the consequences of any breach, of the tenant obligations in the Lease relating to the repair, decoration, state and condition of the Premises.

4. It is hereby certified that the transaction hereby effected does not form part of a larger transaction or of a series of transactions in respect of which the amount or value or aggregate amount or value of the consideration exceeds 'L'60,000.

5.   This document is not delivered until it is dated.

Executed and delivered as a deed by the parties on the date first before written

                                   SCHEDULE 1

                                   The Lease
--------------------------------------------------------------------------------
DATE         DOCUMENT              PARTIES
--------------------------------------------------------------------------------
04.04.1986   Lease                 (1) Municipal Mutual Insurance Limited

                                   (2) The Seller

                                   (3) Genicom Corporation
--------------------------------------------------------------------------------
24.03.1995   Deed of Variation     (1) PDFM Limited

                                   (2) The Seller

                                   (3) Genicom Corporation
--------------------------------------------------------------------------------
22.09.1995   Deed of Variation     (1) PDFM Limited

                                   (2) The Seller

                                   (3) Genicom Corporation
--------------------------------------------------------------------------------

     EXECUTED as a DEED by         )
     GENICOM INTERNATIONAL         )
     LIMITED acting by:-           )

                                   Director

                                   Director/Secretary

     EXECUTED as a DEED by         )
     PORTABLE SOFTWARE             )
     SOLUTIONS (MAINTENANCE)       )
     LIMITED acting by:-           )

                                   Director

                                   Director/Secretary

Free Translation

--------------------------------------------------------------------------------

                         CONTRACT OF PARTIAL SALE OF BUSINESS

--------------------------------------------------------------------------------

BETWEEN:

GENICOM SA, a limited liability company with a capital of FF. 4,700,000, having its principal office at ZAC des Gatines, 17 avenue du Garigliano 91600 Savigny-sur-Orge--France, registered with the Trade and Company Register of Evry under the number B 309 745 396, represented by Stephane PINEL,

(hereafter referred to as "The Seller")
                                                              In the first part,
AND

VERTEX Interactive Inc., a New Jersey corporation, with registered offices at Clifton, New Jersey 07014-0991, 23 Carol Street, P.O. Box 996, represented by Mr. Jacques PRATS, acting in the name and on behalf and in its quality of founder of VTX FRANCE, a French Limited Liability company being incorporated.

(hereafter referred to as "The Purchaser")

                                                             In the second part,

   (The Seller and the Purchaser are hereafter referred to as "The Parties")

Free Translation

WITNESS:

Whereas on October 6, 2000, Finmek Holding N.V. (hereafter referred as to "Finmek") and its controlled companies, Genicom SA, Genicom SpA and Genicom Ltd, on the one side, and Vertex Support and Maintenance, a division of Vertex Inc. (hereafter referred as to "Vertex"), and SIS SRL, on the other side, entered into an agreement (hereafter referred as to the "Framework Agreement") for the transfer of the Genicom Businesses as therein defined from Finmek and its subsidiaries to Vertex and SIS SRL.

Whereas, the Framework Agreements provides inter alia that Genicom SA (hereafter referred as to "the Seller") transfers its business as hereinafter indicated to Vertex, acting in the name and on behalf of the company VTX France, through an Implementation Agreement.

Whereas, this Agreement is one of the Implementation Agreements provided in the Framework Agreement.

Whereas the Seller operates a business engaged in the development, distribution, support and maintenance of printers and related options, consumables, spares and products.

Whereas the Seller desires to sell to the Purchaser and the Purchaser desires to purchase from the Seller the business related to the support and maintenance of printers and related options, consumables, spares and products (hereafter referred as to the "Genicom Service Business") that are developed and distributed by the Seller, pursuant to the terms and conditions set forth herein.

           NOW, THEREFORE, THE PARTIES HERETO HAVE AGREED AS FOLLOWS:

ARTICLE 1 - PURPOSE OF THE SALE

The Seller sells to the Purchaser, who accepts, under ordinary guaranty laws, the part of its business, defined by the support and maintenance of printers and related options, consumable, spares and products.

The present sale includes the totality of the tangible assets, intangible assets, information, support necessary to the activity mentioned hereof, and the clauses numbered here below (hereafter referred to as the "Business"):

1.1. Tangible Assets

The equipment, expensed assets being laptop computers, software printers, mobile phones, pagers, calculators, furniture and supplies which are part of the Business are listed in Exhibit 1 attached hereto.

Free Translation

1.2. Intangible Assets

The goodwill attached to the Business. The Business shall not include the lease of the premises ("droit au bail").

1.3. The Stock

The stock included in the sale is listed in Exhibit 2 attached hereto.

ARTICLE 2 - THE PURCHASE PRICE

The  purchase  price paid by the  Purchaser  under the  conditions  set forth in
Article 3 here below for the Business is equal to 400,000 US dollars or to the value in French Francs after conversion at the exchange rate in force on October 30, 2000 (hereafter "The Price"), which is allocated as follows:

Tangible Assets                              30,000

Intangible Assets                           100,000

Stock (VAT excluded)                        270,000
                                            -------
TOTAL                                       400,000 USD

The Parties recognize that the above allocation of the price was determined in order to comply with the provisions of Article L. 141-5 of the Code de Commerce and the evaluation cannot give rise to any disputes regarding any asset.

ARTICLE 3 - PAYMENT OF THE PURCHASE PRICE

The USD 372,920 is payable by bank transfer as the date of signature of this Agreement. USD 80,000 is payable into the Escrow Account, which will be paid in on September 1, 2001, at the latest.

ARTICLE 4 - PREMISES SUPPORT

The Seller undertakes to make available to the Purchaser any support necessary to the Business, included but not limited to the premises, electricity, telephone etc. from the Date of the Transfer to March 31, 2001. A monthly fee will be determined by the Parties in a separate agreement within one (1) month of the date of signature of this Agreement.

Free Translation

ARTICLE 5 - SELLER'S DECLARATIONS

In accordance with the provisions of Article L. 141-1 of the Code de Commerce, the Seller declares and guarantees the following:

5.1. Origins of Ownership

The Business being sold belongs to the Seller because it was created by the Seller in terms of the Articles of Incorporation of June 5, 1987.

An "Extrait K-bis" of the Seller is attached hereto as Exhibit 3.

5.2. Mortgages

The Business is restricted by a mortgage of the Treasury of Juvisy Sud-Ouest dated May 29, 2000 for the amount of FF. 2,293,479.

The Seller undertakes to hold harmless the Purchaser for any claims in respect to the mortgage of the Treasury of Juvisy Sud-Ouest and guarantees to the Purchaser the quiet enjoyment of any asset transferred.

Except the above mentioned mortgage, the Business is not restricted by any mortgages, securities, seizures thereof, inasmuch as it was determined by the Greffe du Tribunal de Commerce d'Evry, of which a copy is attached hereto as
Exhibit 4.

5.3. Turnover and Commercial Profits

As the Business constitutes only a part of the business of the Seller, it is indicated hereafter, the total gross revenue (gross before taxes) of the Business gained by the Seller in the course of the last three years of activity, the gross revenue and the gross result reflecting only the activity of the Genicom Service Business being sold for the same time period.

It should be pointed out that the business activity report is from the period of January 1st to December 31.

-----------------   ---------------------   ----------------------   ----------------------
                                                Gross Revenue of       Gross Result of the
                     Total Gross Revenue      the Genicom Service        Genicom Service
   Year ending              F.F.                   Business                 Business
-----------------   ---------------------   ----------------------   ---------------------
December 31, 1999         82,823,000               11,035,000               3,587,000
-----------------   ---------------------   ----------------------   ---------------------
December 31. 1998         98,890,000               11,201,000               3,431,000
-----------------   ---------------------   ----------------------   ---------------------
December 31. 1997        100,957,000               10,414,000               1,473,000
-----------------   ---------------------   ----------------------   ---------------------

Free Translation

Furthermore, the Seller declares that at the time of the present agreement, the temporary situation gives the impression that the business generated for the year in progress since January 1st, 2000 to September 30, 2000, a gross revenue (before taxes) of FF. 49,147,000 (of which FF. 7,409,431 was the revenue of Genicom Service Business) and a gross result of FF 989,431 for the Genicom Service Business.

The Seller and the Buyer declare that they have, in accordance  with the Article
L. 141-2 of the Code de Commerce, reviewed the accounting books (journal book, inventory and "grand livre") referenced to the three precedent business years. They acknowledge to being each in possession of a copy of the inventory of the above mentioned books established and signed by them.

5.4. Other Declarations

The Seller also declares:

     (i) that there is nothing in its legal status that prevents making the Business available and saleable to the Purchaser, notably (including but not limited to) following a penalty or judicial liquidation, interruption of payment or bankruptcy;

     (ii) that no judicial action, procedure or litigation is in progress in relation to the Business in which the Seller would be involved as either plaintiff or defendant and that would have an incidence on the Business;

     (iii)that it has no knowledge of any obstacle to the transfer of ownership of the Business or its availability;

     (iv) that the Business, as of this day, fulfills all the regulations and legal or administrative authorizations necessary to the activity engaged in by the Business, notably hygiene, sanitation, fire security and electricity.

ARTICLE 6 - PURCHASER'S DECLARATIONS

The Purchaser declares that it will take over the legal and contractual warranties attached to products sold or for sale in the activity of the Business and will completely integrate the support and maintenance business of these products to the satisfaction of the clients so the Seller shall never be worried about it.

ARTICLE 7 - EMPLOYMENT AGREEMENTS

In accordance with the provisions of Article L 122-12 of the Code du Travail, the employment agreements related to the Business are automatically transferred to the Purchaser on the Effective Date, upon the condition precedent that the Inspection du Travail authorizes the transfer of the protected employees. A copy of a list of the employees is attached hereto as Exhibit 8.

Free Translation

As of the Effective Date, the Purchaser shall assume any and all liabilities for the execution of any obligations with respect to the Employees transferred and shall hold the Seller harmless for all possible claims or requests made by the employees that are inherent to the period following the Effective Date. Among other things, the Seller will have no liability for the payment of salaries, bonuses, social contributions, indemnities, allowances, accruals, vacation pay relating to the employment of the employees after the Effective Date. Conversely, the Seller shall retain exclusive liability for any and all claims relating to the employment matters that are inherent to the period prior to the Effective Date. The Seller's provision for vacation pay and any similar accrual will not be transferred to the Purchaser and any claims relating thereto (even if relating to periods prior to the Effective Date) shall be the responsibility of the Purchaser.

ARTICLE 8 - TRANSFER OF THE BUSINESS

The transfer of the Business shall be effective on November 1st, 2000 (hereafter referred to as the "Effective Date") with all legal effects attached to the Business. The Purchaser shall succeed to the rights and obligations of the Seller and shall take the following commercial title: "successor of the Seller".

It is expressly declared that all active as well as passive transactions related to the Business realized from the Effective Date are made on behalf of the Purchaser, who is simply substituted to the Seller in that respect.

ARTICLE 9 - CONDITIONS OF THE TRANSFER OF THE BUSINESS

The Agreement is entered into and accepted under the following conditions:

9.1. The Seller

The Seller undertakes to:

     (i) assume any expenses, liabilities occurred prior to the Effective Date in accordance with the provisions of this Agreement;

     (ii) warrant,  in  accordance  with the terms and  conditions  set forth in
          Article 1644 and 1645 of the Civil Code, the accuracy of the information concerning the origins of ownership, liabilities of the Business, income, profits and losses in the last three years of activity and all the declarations mentioned in Article 5 hereof;

     (iii)make  available  to the  Purchaser  the  accounts  books  mentioned in
          Article 5.3. hereof during a three (3) month period from the Effective Date;

     (iv) comply with the obligations set forth in Article 201 of the Code General des Impots related to the commercial profits and prove to the Purchaser that he fulfilled the declaration within the mentioned period and paid the taxes, if any.

Free Translation

     (v) deliver to the Purchaser any files and correspondence up dated at the Effective Date concerning the clients and any type of agreements related to the Business.

9.2. The Purchaser

     The Purchaser undertakes to:

          (i) take the Business in its current state with the assets mentioned in Article 1 hereof and not to claim any indemnity or diminution of the purchase price;

          (ii) assume, prorata temporis, any taxes, contributions (including "taxe professionnelle" for the year in progress) and any taxes whatsoever related to the Business occurred from the Effective Date, even though these taxes are still in the name of the Seller.

9.3. Indemnification by the Seller

     The Seller will indemnify and hold the Purchaser harmless from any damage, loss, liability or expense, in accordance with any provisions, which may have been agreed by the Parties and remain valid, and which result from:

          (i)  a breach of any representation of the Seller,

          (ii) any liability or obligation of the Seller not assumed by the Purchaser and more particularly, the obligations of the Seller related to the premises, the preference of the Treasury of Juvisy Sud-Ouest and any claims from the creditors,

          (iii)and any tax reassessments for the Purchaser resulting from the valuations set forth in this Agreement.

9.4. Limitations on Indemnification

     (i) Notwithstanding the foregoing provisions of Article 9.3 hereof, the Seller shall not be liable to the Purchaser under said Article in excess of $300,000 unless and until the aggregate amount of its liabilities exceeds $10,000 per year, being it understood that in the event of a payment from the Seller to the Purchaser of a claim of $300,000, the Purchaser will not be entitled to any further amount in relation to additional possible claims under the other Implementation Agreements.

     (ii) All damages to which the Purchaser may be entitled pursuant to the provisions of this Article shall be net of any insurance coverage with respect thereto.

Free Translation

9.5. Grossing up

     In the event that any payment made under indemnification is subject to tax in the hands of the Purchaser, the Seller shall pay to the Purchaser such amount as after deduction of tax leaves the Purchaser with the amount to which it would have been entitled in the absence of tax liability.

9.6  Survival - Investigation

     The obligations of the Seller contained in this Article shall not terminate until the second anniversary of the entering into force of the Agreement at which time, they shall lapse, being it understood that the obligations of indemnification of this Article are separated from any other indemnification provisions, which may have been agreed by the Parties.

ARTICLE 10 - FORMALITIES

The Purchaser shall be responsible for carrying out all legal formalities within the Statute of Limitation. The Purchaser shall bear the costs of all such formalities.

The Purchaser shall proceed with the registration of this Agreement within fifteen (15) days from the Effective Date and shall assume the registration tax to be paid upon consummation of this Agreement.

ARTICLE 11 - TAXES AND SOCIAL SECURITY CONTRIBUTIONS

The Seller shall assume all liabilities for taxes and social security contributions related to the Business prior to the Effective Date. The Seller shall reimburse prorata temporis any liabilities occurred prior to the Effective Date but assumed by the Purchaser after the Effective Date.

The Purchaser shall assume any liabilities for taxes and social contributions related to the Business occurred after the Effective Date.

In accordance with the 6th Directive related to value added tax (VAT) and the tax administrative Instruction 3 A-6-90 of February 22, 1990 providing the exemption of VAT in the event of a transfer of a totality of assets or part thereof, the Purchaser undertakes to subject to VAT any ulterior transfer of the assets (except for those not exempted at the time of their acquisition), and to proceed with the regularization set forth in Articles 210 and 215 of the Annex II of the Code General des Impots in case of modification of the nature of the assets or of the quality of the Purchaser or in case of variation of its prorata deduction of VAT, within the time imposed to the Seller.

This Agreement will be declared in two (2) exemplars before the competent Tax Administration.

Free Translation

ARTICLE 12 - DECLARATION OF SINCERITY

The Parties  declare,  subject to the penalties  provided in Article 1837 of the
Code  General  des  Impots  that  the  purchase   price   represents  the  total
consideration for the Business.

The Parties declare to be informed of the penalties imposed in the event such a declaration is inaccurate. The Parties declare that this Agreement has not been modified or amended by a counter letter increasing the purchase price.

The Parties declare to be informed of the provisions of Article 18 of the Livre des Procedures Fiscales authorizing the State to exercise preemption right on the assets that have been underestimated.

The Parties acknowledge and declare that they have agreed between themselves, and without the intervention of third parties, the purchase price and therefore, release the drafters of any liability with respect of the content hereof. The Parties acknowledge that this Agreement was prepared based upon their declarations.

ARTICLE 13 - DECLARATION FOR THE REGISTRATION

Only the part of Price paid by the Purchaser to the Seller for the tangible and intangible assets - FF. 1,007,500 - of the Business is subject to the registration tax in accordance with Articles 719, 1595, 1584 and 1595 bis of the Code General des Impots.

The stock is exclusively subject to VAT.

ARTICLE 14 - DOMICILE OF THE PARTIES

The Parties elect their domicile at their respective registered offices for the purpose of this Agreement.

ARTICLE 15 - SEVERABILITY

If any provision of this Agreement is held to be invalid in whole or in part, the validity of the remaining provision of the Agreement shall not be affected. In such event, the Parties shall, if possible, substitute for such invalid provision a valid provision corresponding to the spirit and the purpose thereof.

ARTICLE 16 - DISCHARGE

The Parties release definitively the drafters of this Agreement from any liability with respect to the terms and conditions of this Agreement. The drafters were only in charge to transcribe the declarations and not to verify the accuracy of the declarations made by the Parties.

Free Translation

ARTICLE 17 - EXHIBITS

This Agreement and its exhibits represent the entire agreement existing between the Parties relative to the subject matter hereof.

Exhibit 1 : List of tangible assets sold

Exhibit 2 : List of the stock sold

Exhibit 3 : Certificate of Genicom SA - Extrait K-bis

Exhibit 4 : "Etat des privileges et des nantissements" of Genicom SA

Exhibit 5 : List of the clients attached to the Business

Exhibit 6 : List of the clients benefiting from a warranty clause

Exhibit 7 : Service Agreement

Exhibit 8 : List of the employees transferred

ARTICLE 18 - POWERS OF ATTORNEY

The Parties give all powers to an agent to proceed with the formalities of publicity of the Agreement.

ARTICLE 19 - PROVISIONS OF THE IMPLEMENTATION AGREEMENT

Unless expressly provided for otherwise in this Agreement, the provisions of the Framework Agreement shall apply to the transaction contemplated herein to the extent they applicable to this Agreement.

In Paris,

On October 31, 2000.

On eleven (11) pages,

In seven (7) originals,

Free Translation


-----------------------------                    ----------------------------
Genicom SA                                       Vertex Interactive Inc.
represented by Stephane PINEL                    represented by Jacques PRATS

                                ESCROW AGREEMENT

This ESCROW AGREEMENT is made and entered into as of this 31st day of October, 2000 (the "Escrow Agreement"), by and among Finmek Holdings N.V., a Belgian corporation with registered offices in Belgium at 1831 Machelen, Vuurberg 80, Airport Business Center ("Finmek") and Vertex Interactive, Inc, a New Jersey corporation with registered offices in New Jersey at Clifton 07014-0991, 23 Carol Street PO BOX 996 ("Vertex") and Gouldens, a Law Firm with offices in London, at 10 Old Bailey, London EC4M 7NG (the "Escrow Agent").

RECITALS

WHEREAS, Finmek and Genicom S.A., Genicom SPA and Genicom Ltd, on the one side, and Vertex and SIS SRL on the other side, entered into an asset sale and purchase agreement dated as of October 6, 2000 (the "Framework Purchase Agreement"), pursuant to which Vertex will, or will cause to, purchase from Genicom S.A., Genicom SPA and Genicom Ltd the "Purchased Assets" as each such term is defined in the Framework Purchase Agreement; and

WHEREAS, under Section 2.3 of the Purchase Agreement, Vertex is required to deposit with Escrow Agent share certificates in respect of 31,746 Vertex shares having a value equal to 500,000 Usd (the "Shares") or alternatively a cash amount of 500,000 Usd (the "Cash Deposit").

WHEREAS on September 1, 2001, cash payments of 80,000, 140,000 and 280,000 Usd will be made by Vertex to the respective bank accounts of Genicom S.A., Genicom SPA and Genicom Ltd.

WHEREAS, Vertex, Finmek and Escrow Agent are desirous of setting forth the terms and conditions under which Escrow Agent shall hold and transfer the Shares or the Cash Deposit.

NOW, THEREFORE, in consideration of the transaction contemplated by the Framework Purchase Agreement and this Escrow Agreement the parties hereto intending to be legally bound hereby agree as follows:

1. Transfer of Shares. On the date hereof, Vertex has delivered to Escrow Agent the certificates in respect of the Shares, and Escrow Agent acknowledges receipt thereof. If alternatively, Vertex elects to replace the Shares by the Cash Deposit, Escrow Agent will return the certificates in respect of the Shares to Vertex immediately after full receipt of said Cash Deposit and will give notice to Finmek of such replacement. The Escrow Agent will hold the Cash Deposit on designated deposit account. In any case Vertex will be required to replace the Shares by the Cash Deposit by August 31, 2001.

2. Disbursement of Escrow Account. If pursuant to the provisions of Section 2.3. of the Purchase Agreement, Vertex claims entitlement to the Shares or the Cash Deposit, as the case may be, as contemplated under Section 2.3 of the Purchase Agreement, Vertex shall give written notice to each of Escrow Agent and Finmek stating the basis for its entitlement under the Purchase Agreement ("Vertex's Notice"). Finmek shall have five (5) Business Days after receipt of the copy of Vertex's Notice to deliver written notice to each of Escrow Agent and Vertex objecting to the release of the Shares or the Cash Deposit, as the case may be, to Vertex ("Finmek's Objection Notice"). If Escrow Agent does not receive the Finmek's Objection Notice on or prior to 5:00 p.m. on the fifth (5th) Business Day following receipt of the Vertex's Notice, Escrow Agent shall deliver the Shares or the Cash Deposit, as the case may be, to Vertex.

If alternatively, Finmek claims entitlement to the Cash Deposit, Finmek shall give written notice to each of Escrow Agent and Vertex, stating the basis for its entitlement under the Purchase Agreement ("Finmek's Notice"). Vertex shall have five (5) Business Days after receipt of the copy of Finmek's Notice to deliver written notice to each of Escrow Agent and Finmek objecting to the release of the Cash Deposit to Finmek ("Vertex's Objection Notice"). If Escrow Agent does not receive Vertex's Objection Notice on or prior to 5:00 p.m. on the fifth (5th) Business Day following receipt of Finmek's Notice, Escrow Agent shall deliver the Cash Deposit to Finmek.

3. Actions of Escrow Agent Subsequent to Notices. If Escrow Agent shall have received an Objection Notice, or if any disagreement or dispute shall arise between the parties resulting in adverse claims and demands with respect to any of the Shares or to the Cash Deposit, then Escrow Agent shall continue to hold the certificates in respect of the Shares or the Cash Deposit until it shall have received (i) a written instrument signed by both Finmek and Vertex setting forth the joint direction of parties with respect to the Shares or the Cash Deposit or (ii) a certified copy of a final arbitration award (a "Final Order") directing the transfer of the Shares or of the Cash Deposit.

4. Additional Matters Related to Escrow Agent.

(a) Escrow Agent's sole responsibility hereunder shall be to hold the Shares or the money in accordance with the terms of this Escrow Agreement. It is expressly understood that the Escrow Agent is acting hereunder as a depository only. The Escrow Agent shall not be responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any instrument deposited with it, or for the form or the execution of such instruments or for the identity, authority or right of any party executing or depositing the same, or for the terms and conditions of any instrument pursuant to which the Escrow Agent or the parties may act. Escrow Agent shall have no duties or responsibilities except those expressly set forth herein. Escrow Agent shall be automatically released from all responsibility and liability upon de1ivery of the Shares or of the Cash Deposit in accordance with the provisions of this Escrow Agreement.

(b) Escrow Agent may rely on any instrument which it believes to be genuine. In the event that Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions from either Vertex or Finmek which, in its opinion, are in conflict with any of the provisions of this Escrow Agreement or the Purchase Agreement, Escrow Agent shall be entitled to refrain from taking any action other than to continue to hold the Shares or the Cash Deposit hereunder until it shall be directed otherwise in writing by the other parties hereto, or by a Final Order.

(c) All taxes due in respect of earnings on the Cash Deposit shall be the obligation of and shall be paid when due by the party entitled thereto as determined pursuant to the terms of this Escrow Agreement and such party shall indemnify and hold the Escrow Agent and other party hereto harmless from and against all such taxes.

5. Resignation of Escrow Agent.

(a) Escrow Agent may resign upon giving thirty (30) days written notice to Vertex and Finmek. If a dispute arises between Vertex and Finmek under this Escrow Agreement or the Purchase Agreement or if Escrow Agent determines that it may or will have a conflicting interest in respect of acting as Escrow Agent hereunder, Escrow Agent may resign immediately, specifying the date such resignation is to take effect. Notwithstanding the foregoing, no such resignation shall be effective until a successor escrow agent has acknowledged its appointment as such as provided in paragraph 5(c) below. Upon the effective date of such resignation, the Escrow Agent shall deliver the property held subject to the terms of this Escrow Agreement by it to such successor escrow agent.

(b) If a successor escrow agent shall not have acknowledged its appointment as such as provided in paragraph 5(c) below prior to the expiration of thirty (30) calendar days from the date of a notice of resignation, because the parties hereto are unable to agree on a successor escrow agent, or for any other reason, the Escrow Agent may select a successor escrow agent and any resulting appointment shall be binding upon all of the parties to this Escrow Agreement.

(c) Upon written acknowledgement by a successor escrow agent appointed in accordance with the foregoing provisions of this clause 5 of its agreement to serve as escrow agent hereunder and the receipt of the property then held pursuant to the terms of this Escrow Agreement, the Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Escrow Agreement, and such successor escrow agent shall for all purposes hereof be the Escrow Agent hereunder.

6. Notices. All notices and other communications given hereunder shall be in writing. Notices shall be effective when sent to the parties at the addresses or numbers listed below, as follows: (i) on the business day delivered (or the next business day following delivery if not delivered on a business day) if sent by a local or long distance courier, prepaid telegram, telefax or other facsimile means, or (ii) three days after mailing if mailed by registered or certified mail, postage prepaid and return receipt requested.

   If to Sellers to:                              If to Buyers to:

   Finmek Holdings N.V.                           Vertex Interactive, Inc.
   Airport Business Center, Vuurberg 80           23 Carol Street, PO Box 996
   1831 Mache1en, Belgium                         Clifton, New Jersey 07014-0996
   Attention: Andre Naccache                      Attention: Hugo Biermann
   Telefax No.:+32 2 720 58 11                    Telefax No.:+1 973 472 0814

   If to Escrow Agent to:

   Gouldens
   10 Old Bailey
   London EC4M 7NG
   United Kingdom
   Attention: Paul Nield
   Telefax No.: 00 44 207 583 6777

7. Assignment. Neither this Escrow Agreement nor any rights or obligations hereunder shall be assignable by any party without the prior written consent of each of the other parties. This Escrow Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

8. Further Assurances. Each party shall do such acts and shall execute such further documents as any other party may in writing at any time reasonably request be done and or executed, in order to give full effect to the provisions of this Escrow Agreement.

9. Entire Agreement. This Escrow Agreement together with the Framework Purchase Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, negotiations, discussions and understandings, written or oral, between the parties.

10.Amendment. This Escrow Agreement may be amended, modified or supplemented only by a written agreement signed by the patties.

11.Applicable Law and Arbitration. This Escrow Agreement shall be governed by, and interpreted and enforced in accordance with the laws of England and Wales (excluding any conflict of laws rule or principle which might refer such interpretation to the laws of another jurisdiction). Any dispute, controversy or claim arising out of or relating to this Escrow Agreement, or the breach, termination or invalidity thereof, shall be finally settled by arbitration in accordance with the rules of arbitration of the London Chamber of International Arbitration, by one or more arbitrators appointed in accordance with the said Rules. The place of arbitration shall be London. The language to be used in the arbitral proceedings shall be English.

12.Counterparts. This Escrow Agreement may be executed in three counterparts. Each executed counterpart shall be deemed to be an original, and all executed counterparts taken together shall constitute one agreement.

13.Indemnity. Vertex and Finmek hereby agree, jointly and severally, to indemnify Escrow Agent and hold it harmless from and against any and all claims, liabilities, expense, fees, or charges which it may incur by reason of its acting as Escrow Agent under this Escrow Agreement.

14.Fees and Expenses of Escrow Agent. The fees and expenses of the Escrow Agent for serving hereunder shall be paid out by Vertex.

IN WITNESS WHEREOF, the parties listed below have executed this Escrow Agreement as of the date first written above.


                                Andre Naccache             P. L. Nield
-----------------------------   ------------------------   ------------------
By: Vertex Interactive Inc.     By: Finmek Holdings N.V.   By: Gouldens
Name: Hugo H. Biermann          Name: Andre Naccache       Name: P. L. Nield
Title: Joint Chairman and CEO   Title: Managing Director   Title: Partner

                       STATEMENT OF DIFFERENCES


The British pound sterling sign shall be expressed as........................'L'